SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             D.L. Babson Bond Trust
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               (Name of Registrant as Specified In Its Charter)





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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:
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                 D.L. Babson Bond Trust (Portfolios S and L)


February 14, 2003


Dear Shareholders:

The attached Proxy Statement describes important shareholder proposals relating to a proposed redomestication and reorganization of D.L. Babson Bond Trust (the "Trust") and to the planned acquisition of Jones & Babson, Inc., the investment manager to the Trust, by RBC Dain Rauscher Corp.

You are being asked to approve a proposed change in the state of organization of the Trust from Missouri to Delaware. This will involve the reorganization of the Trust into a newly-created Delaware statutory trust. There are certain advantages associated with the Delaware statutory trust form of organization that are described in the attached Proxy Statement.

The acquisition of Jones & Babson, Inc. will result in a change of ownership of Jones & Babson, Inc., and the termination of the existing management agreement for the Trust. The Investment Company Act of 1940 requires a vote whenever there is a change in ownership of an investment company's investment manager.
Therefore, you are now being asked to approve a new investment advisory agreement between the Trust and Jones & Babson, Inc.

The acquisition of Jones & Babson, Inc. should not affect you as a shareholder, as the Trust is expected to continue receiving the same level and quality of management expertise and services.

As a result of the ownership change, the Investment Counsel Agreement by which sub-advisory services are provided to the Trust will terminate automatically when the Current Management Agreement terminates. Therefore, shareholder approval of a new Investment Counsel Agreement is also required.

You are also being asked to approve the election of Trustees to the Trust's Board of Trustees.

The Board of Trustees has scheduled a Special Meeting of Shareholders to be held on March 3, 2003 at which you are being asked to approve the proposals described above. We hope that you will take the time to review the attached Proxy Statement and provide us with your vote on these important issues.

A Questions and Answers section is provided at the beginning of the Proxy Statement to address various questions that you may have about the proposals being considered, the voting process and the shareholder meeting generally. We urge you to confirm the Board's recommendations by voting FOR these proposals. You may vote by mail, telephone, using the Internet or in person.

Thank you for your continued support of the Trust. If you should have any questions regarding the proxy material, please call the Trust's toll-free number, (877) 722-2766, and ask to speak with a representative, who will be happy to help you.

Sincerely,



Stephen S. Soden



                    D.L. Babson Bond Trust (Portfolios S and L)


                     Notice of Special Meeting of Shareholders
                            to be held March 3, 2003

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of D. L. Babson Bond Trust (the "Trust") will be held at the Trust's principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on March 3, 2003, at 2:30 p.m., local time.

The Special Meeting is being held so that shareholders of the Trust may consider and vote on the following proposals, as fully described in the attached Proxy Statement.

1. To approve an Agreement and Plan of Reorganization under which the Trust, a Missouri common law trust (the "Missouri Trust"), will transfer substantially all of its assets and liabilities to a newly created Delaware statutory trust called D.L. Babson Bond Trust (the "Delaware Trust"), in exchange for shares of the Delaware Trust to be distributed to the Missouri Trust's shareholders;

2. To elect seven Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation or removal;

3. To approve a New Investment Advisory Agreement between the Trust and Jones & Babson, Inc. for each Portfolio;

4. To approve a New Investment Counsel Agreement between Jones & Babson, Inc. and David L. Babson & Company Inc. for each Portfolio;

5. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on January 17, 2003. These proxy materials were first mailed to shareholders on or about February 14, 2003.

As described further in the Proxy Statement, the principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone and personal contact through D.F. King & Co., Inc. or its agents, as well as through Trustees, officers and regular employees of management.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, please complete, date and sign each enclosed Proxy Ballot and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).


                              By Order of the Board of Trustees


                              Martin A. Cramer
                              Secretary

February 14, 2003
Kansas City, Missouri


                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                            Page

Questions and Answers......................................................  i
  Proposal 1: Approval of Reorganization and Redomestication of Trust......  3
  Proposal 2: Election of Trustees.........................................  7
  Proposal 3: Approval of New Investment Advisory Agreement................ 12
  Proposal 4: Approval of New Investment Counsel Agreement................. 19
  Proposal 5: Other Business............................................... 22
  Additional Information................................................... 22
  Exhibits    Agreement and Plan of Reorganization......................... A-1
              Agreement and Declaration of Trust........................... B-1
              Current Management Agreement................................. C-1
              Form of Proposed New Investment Advisory Agreement........... D-1
              Form of Proposed New Investment Counsel Agreement............ E-1


QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage  you to read the attached  Proxy  Statement in full.  However,  the
following   questions  and  answers   represent  some  typical   questions  that
shareholders might have regarding this proxy.


Q: WHY AM I BEING SENT THIS PROXY?

A: You are receiving this proxy because you have the right to provide voting instructions on the important proposals concerning your investment in one or more Portfolios of the Trust.

Q: WHAT IS THE PURPOSE OF THE PROPOSED REORGANIZATION?

A: The Trust is a Missouri common law trust. Shareholders of the Trust are being asked to approve a reorganization of the Trust into a newly created Delaware statutory trust ("Delaware Trust") formed specifically to continue the operation of the Portfolios of the existing Trust. The investment objectives, policies and restrictions of the Portfolios will not change as a result of the reorganization.

   There are certain differences between the Trust and the Delaware Trust. For example, the Trust has a higher quorum requirement with respect to shareholder meetings than the Delaware Trust. For shareholder meetings, the Trust requires the presence in person or by proxy of a majority of the issued and outstanding shares, while the Delaware Trust only requires 33 1/3% of the shares present in person or by proxy to constitute a quorum. Further, the Trust's governing documents require a higher percentage shareholder vote than the Delaware Trust to approve general matters, election of trustees, and special matters such as reorganizations. Additional differences between the Trust and the Delaware Trust, as well as similarities, are described further in the Proxy Statement.

   The Delaware Statutory Trust Act has been specifically drafted to accommodate the unique governance needs of mutual funds, such as the Trust, and as such, it gives maximum freedom of contract to the trust instrument. Since there already was a need for a shareholder meeting because of the proposed change of control of the investment manager of the Trust, management of the Trust determined that it was in the best interest of the Trust and its shareholders to reorganize and redomesticate the Trust at this time so that the Trust can avail itself of the favorable provisions of Delaware law.


Q: WHY AM I BEING  ASKED  TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  ADVISORY
   AGREEMENT?

A: The Trust is registered under the Investment Company Act of 1940, as amended
   (the "1940 Act"), which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a significant change in ownership. This provision has the effect of requiring that shareholders vote on a new investment advisory agreement and is designed to ensure that shareholders have a say in the company or persons that manage their fund. The acquisition of Jones & Babson, Inc., the Trust's investment manager, by RBC Dain Rauscher Corp. ("RBC Dain") will result in a change of ownership of Jones & Babson, Inc. and therefore requires shareholders of each Portfolio to approve a New Investment Advisory Agreement between the Trust and Jones & Babson, Inc. Details of the change of ownership are contained in the Proxy Statement. The material differences between the Current Management Agreement and the proposed New Investment Advisory Agreement are described in the Proxy Statement. Your approval of the New Investment Advisory Agreement is not expected to change the level, nature or quality of services provided to the Trust.


Q. WILL THERE BE ANY FEE CHANGES UNDER THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

A: Currently, Jones & Babson, Inc. provides advisory and non-advisory services under the Management Agreement. Under the proposed New Investment Advisory Agreement, Jones & Babson, Inc. will only be providing advisory services and therefore will be paid .10% less annually in advisory fees. Jones & Babson, Inc. will be providing certain non- advisory services to the Trust pursuant to a proposed new Administrative Services Agreement under which it will be paid .10% annually by the Trust for such services. The Administrative Services Agreement is not required to be submitted to shareholders for approval. Therefore, you are not being asked to approve the Administrative Services Agreement now nor will your approval of this Agreement be sought in the future. There is the potential that there could be an increase in the total operating expenses of the Trust in the future should the Board of the Trust decide to approve an increase in the fees under the Administrative Services Agreement. Any such increase will not be submitted to shareholders for their approval. However, as described in the Proxy Statement, the changes described will not result in an increase in overall Trust expenses for at least two years from the date of the RBC Dain acquisition of Jones & Babson, Inc.

   The proposed New Investment Advisory Agreement, unlike the Current Management Agreement, does not mandate the use of David L. Babson & Company Inc. as sub-adviser for the Trust. In addition, as discussed in more detail in the Proxy Statement, the New Investment Advisory Agreement would allow Jones & Babson, Inc., subject to approval by the Board of Trustees, to terminate David L. Babson & Company Inc. or any other sub-adviser retained by Jones & Babson, Inc. Although shareholders would no longer have the right to vote on the termination of sub-advisers, the Board of Trustees has determined that this provision is in the best interest of shareholders because it provides the Trust and its adviser maximum flexibility in seeking to obtain the best investment results for shareholders.


Q: WILL THERE BE ANY CHANGES IN THE  MANAGEMENT OF THE TRUST IN CONNECTION  WITH
   THE CHANGE IN CONTROL OF JONES & BABSON, INC.?

A: No. Jones & Babson, Inc. will continue to manage the Trust after the change in ownership takes place, and it is also anticipated that the current sub-adviser will remain in place. The Trust is expected to continue receiving the same level and quality of management expertise and services as it does now.


Q: WHY AM I  BEING  ASKED  TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  COUNSEL
   AGREEMENT?

A: The Current Investment Counsel Agreement provides that it terminates automatically if the Management Agreement with Jones & Babson, Inc. terminates. Because RBC Dain's acquisition of Jones & Babson, Inc. will cause the termination of the Management Agreement, shareholder approval of the New Investment Counsel Agreement by each Portfolio is required. The material differences between the Current Investment Counsel Agreement and the proposed New Investment Counsel Agreement for the Trust are described in the Proxy Statement. Your approval of the New Investment Counsel Agreement for your Portfolio will not increase the sub-advisory fees of the Portfolios or change the level, nature or quality of services provided to the Trust.

Q: WHAT ELSE AM I BEING ASKED TO APPROVE?

A: You are being asked to elect trustees to the Board of Trustees.


Q: HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of Trustees unanimously recommends that you vote in favor of, or FOR, each proposal on the enclosed Proxy Ballot.


Q: WHO IS ELIGIBLE TO VOTE?

A: Shareholders of record at the close of business on January 17, 2003 are entitled to vote at the Special Meeting or any adjournment thereof. Each share or fractional share of record of a Portfolio is entitled to one vote or a fractional vote on each matter presented at the Special Meeting that pertains to that Portfolio or to the Trust as a whole.


Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A: Please call the Trust at (877) 722-2766 for additional information. You can vote in one of four ways:

   By Mail: Use the enclosed Proxy Ballot to record your vote for each proposal, then return the card in the postpaid envelope provided.

   By Telephone:  Please see the instructions on the Proxy Ballot.

   Using the Internet:  Please see the instructions on the Proxy Ballot.

   In Person: By attending the Special Meeting and voting your shares.


Q: WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO OBTAIN A QUORUM OR APPROVE
   THE PROPOSALS?

A: It is important that shareholders vote to ensure that there is a quorum for the Special Meeting. If a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders. If we do not receive your vote after several weeks, you may be contacted by officers of the Trust or its adviser or by our proxy solicitor, who will remind you to vote your shares. If we don't receive sufficient votes to approve the proposals by the date of the Special Meeting, we may adjourn the Special Meeting to a later date so that we can continue to seek more votes.





                  D.L. Babson Bond Trust (Portfolios S and L)

                                 Proxy Statement
                         Special Meeting of Shareholders
                                  March 3, 2003


This Proxy Statement is being furnished in connection with the solicitation of proxies (voting instructions) from shareholders of the D.L. Babson Bond Trust (the "Trust"), by and on behalf of the Board of Trustees. The Trust is organized as a common law trust under the laws of the State of Missouri.

The proxies are intended for use at a Special Meeting of Shareholders of the Trust (the "Special Meeting") to be held at the Trust's principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on March 3, 2003, at 2:30 p.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice.

Shares entitled to be voted at the Special Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date that are still held at the time they are to be voted. The Trust is comprised of two Portfolios - Portfolios S and L (each a "Portfolio" and together the "Portfolios"). Shares that represent interests in a particular Portfolio of the Trust vote separately on those matters that pertain only to that Portfolio. These matters are Proposals 3 and 4. In addition, any other matter that may properly come before the Special Meeting will be voted upon by shareholders (separately by shares of each Portfolio if appropriate). Shareholders of a Portfolio are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals affecting that Portfolio.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, SIGN AND DATE THE BALLOT AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU WISH TO VOTE USING THE INTERNET OR OVER THE TELEPHONE, INSTRUCTIONS ABOUT HOW TO DO SO ARE CONTAINED IN THE MATERIALS THAT ACCOMPANY THIS PROXY STATEMENT (PLEASE SEE THE INSTRUCTIONS ON THE PROXY BALLOT). IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, PLEASE CONTACT YOUR BROKER FOR INSTRUCTIONS REGARDING HOW TO VOTE YOUR SHARES.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the shares represented by it that you still hold will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated Proxy Ballot that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

In the event a quorum for the Trust is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Trust's latest Annual Report to Shareholders, which includes audited financial statements for the fiscal year ended June 30, 2002, is available free of charge. To obtain a copy, please call the Trust toll-free at (877) 722-2766, or in the Kansas City area at
(816) 751-5900, or you may send a written request to the Trust, P.O. Box 219757, Kansas City, MO 64121-9757.

Your vote is important no matter how many shares you own. If you have any questions concerning the Proxy Statement or the procedures to be followed to execute and deliver a Proxy, please contact the Trust by calling Martin A. Cramer toll-free at (877) 722-2766. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your Proxy Ballot promptly.



                                  Introduction

RBC Dain, an affiliate of Liberty Life Insurance Company ("Liberty"), part of the U.S. operations of RBC Insurance, the insurance operations of Royal Bank of Canada, has entered into a Purchase Agreement ("J&B Purchase Agreement") with Generali Finance B.V. ("Generali"), the indirect parent company of Business Men's Assurance Company of America ("BMA"), and BMA, dated April 29, 2002. Under the J&B Purchase Agreement, RBC Dain will purchase from BMA all of the outstanding shares of common stock of Jones & Babson, Inc. ("J&B"), a wholly-owned subsidiary of BMA and the investment adviser to the Trust ("J&B Transaction"). The J&B Transaction is subject to certain regulatory approvals and other customary conditions, as well as the approval by each Portfolio's shareholders of a new investment advisory agreement with J&B (to take effect following the acquisition by RBC Dain). There is no assurance these approvals will be obtained.

In a related transaction, Generali and Liberty have entered into a Purchase Agreement dated April 29, 2002 ("BMA Purchase Agreement"). Under the BMA Purchase Agreement, Liberty will purchase from Generali all of the outstanding shares of common stock of BMA ("BMA Transaction"). The BMA Transaction is subject to the satisfaction of various terms and conditions and various regulatory and other approvals including approval by the Missouri Department of Insurance of the acquisition of BMA by Liberty. There is no assurance these approvals will be obtained.

Each of the BMA Transaction and the J&B Transaction is conditioned upon the closing of the other acquisition. Assuming all regulatory and other approvals are obtained in a timely manner, the parties anticipate that the J&B Transaction (as well as the BMA Transaction) will close on or about May 1, 2003 (the "Closing").

The J&B Purchase Agreement contains certain closing conditions. One of the conditions requires that shareholder approvals of new advisory and sub-advisory agreements for the Trust and other affiliated funds managed by Jones & Babson, Inc. and certain affiliates be obtained from shareholders whose shares represent, as of the Closing, at least 75% of the aggregate net assets of the Trust and the other affiliated funds as of the date of the J&B Purchase Agreement. These other affiliated funds consist of the following: J&B Funds, Investors Mark Series Fund, Inc., Babson Enterprise Fund II, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., David L. Babson Growth Fund, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc. and Babson Stewart-Ivory International Fund, Inc. Increases or decreases attributable exclusively to positive or negative changes in the market value of portfolio assets that occur between the date of the J&B Purchase Agreement and the date of the Closing are not taken into account in calculating this 75% figure. There is no assurance that this condition will be met. If approvals are not obtained from the requisite 75%, the J&B Purchase Agreement provides that RBC Dain shall propose to Generali a revised purchase price to be paid to Generali. In this event, there is no assurance that RBC Dain's revised offer will be acceptable to Generali. Therefore, there is no guarantee that the Closing will occur. Shareholders of the Trust are not being asked to vote on the J&B Transaction or the BMA Transaction.

The consummation of the J&B Transaction will result in an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Trust's current management and investment counsel agreements ("Current Agreements"). Under the 1940 Act, the Current Agreements will automatically terminate upon their assignment. As a result, the Board of Trustees of the Trust has approved new investment advisory and new investment counsel agreements ("New Agreements"), subject to approval by shareholders. The New Agreements are discussed in detail later in this Proxy Statement.

Section 15(f) of the 1940 Act provides that an investment adviser (such as J&B) to a registered investment company (such as the Trust), and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), Generali, BMA and RBC Dain have agreed in the J&B Purchase Agreement that RBC Dain will cause the Trust to comply with the requirements of 15(f) including using all commercially reasonable efforts to assure that, for a period of three years after the Closing, at least 75% of the Board of Trustees of the Trust, or any permitted successor thereto, are not "interested persons" (as defined in the 1940 Act) of J&B.

With respect to the second condition of Section 15(f), any unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

In the J&B Purchase Agreement, RBC Dain agreed not to impose or seek to impose, for a period of two years after the Closing date, any unfair burden on the Trust within the meaning of Section 15(f) of the 1940 Act. As described later in this Proxy Statement, overall expenses of the Trust will not exceed current levels for a period of two years from the Closing date, under an Expense Limitation Agreement between J&B and the Trust.


                                 PROPOSAL NO. 1

               APPROVAL OF REORGANIZATION AND REDOMESTICATION OF TRUST

Under Proposal No. 1, all shareholders of the Trust are being asked to approve an Agreement and Plan of Reorganization ("Plan") between the Trust ("Missouri Trust") and D.L. Babson Bond Trust, a newly formed Delaware statutory trust ("Delaware Trust"). The description of the Plan provided herein is qualified in its entirety by reference to the Plan attached to this Proxy Statement as Exhibit A. Under the Plan, the Delaware Trust will acquire substantially all of the assets and liabilities of the Missouri Trust in exchange for shares of the Delaware Trust to be distributed pro rata to the shareholders of the Missouri Trust, after which the Missouri Trust will be terminated.

The proposed transaction is referred to herein as the "Reorganization." The Board of Trustees of the Missouri Trust has approved the Reorganization and recommends that shareholders of the Missouri Trust vote to approve it. J&B will pay for all costs of the Reorganization.

If the Reorganization is approved by shareholders, your shares of the Portfolio(s) of the Missouri Trust will be exchanged for an equal value of shares of corresponding Portfolio(s) of the Delaware Trust. The investment objectives, policies and restrictions of the corresponding Portfolios of the Missouri and Delaware Trusts are identical. As a result, you will cease to be a shareholder of the Missouri Trust and you will become a shareholder of the Delaware Trust. This exchange will occur on a date agreed to between the Missouri Trust and the Delaware Trust. The closing of the Reorganization, if approved by shareholders, will occur whether or not the J&B Transaction closes.

For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of the Missouri Trust has concluded that the Reorganization is in the best interests of the shareholders of the Missouri Trust. The Board of Trustees also concluded that no dilution in value would result to the shareholders of the Missouri Trust as a result of the Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions made and representations to be received from the Missouri Trust, on behalf of each Portfolio to be acquired, and for the Delaware Trust, on behalf of each of its Portfolios, it is expected that Stradley, Ronon, Stevens & Young, LLP, will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the Missouri Trust will not recognize any gain or loss as a result of the exchange of their shares of the Portfolios of the Missouri Trust for shares of the Portfolios of the Delaware Trust, and (ii) the Delaware Trust and its shareholders will not recognize any gain or loss upon receipt of the Missouri Trust's assets. It is recommended, however, that you consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances, including any applicable state and/or local tax consequences.

Comparison of Some Important Features of the Trusts

The investment objectives, policies and restrictions of the Portfolios of the Delaware Trust are identical to those of the corresponding Portfolios of the Missouri Trust.

Proposals 3 and 4 of this Proxy Statement provide a detailed description of the proposed investment management arrangements for the Portfolios of the Trusts. As described therein, if the Reorganization is approved and Proposals 3 and 4 are approved, the Delaware Trust will be managed by J&B and sub-advised by David L. Babson & Company Inc. under New Investment Advisory and New Investment Counsel Agreements. If the Reorganization is approved, but Proposals 3 and 4 are not approved or if the Closing does not occur, the Delaware Trust will operate under management and investment counsel agreements that are anticipated to be virtually identical to the existing management and investment counsel agreements.

Procedures for the purchase, sale and redemption of the Delaware Trust's shares will be identical to those currently in place for the Missouri Trust. Dividends, distributions and taxes under the Delaware Trust will operate in the same manner as under the Missouri Trust.

The Missouri Trust and the Delaware Trust both allow series and/or classes of shares to be created.

Additional Information About the Missouri Trust and the Delaware Trust

If Proposal No. 1 is approved, the Reorganization will occur and your fund thereafter will be governed by the Delaware Trust's Agreement and Declaration of Trust, By-Laws and applicable Delaware law, rather than by the Missouri Trust's Agreement and Declaration of Trust, Amended and Restated By-Laws and Missouri law, which currently govern the operations of the Trust. The operations of the Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and any applicable state securities laws. The description of the Delaware Trust's Agreement and Declaration of Trust provided herein is qualified in its entirety by reference to the Agreement and Declaration of Trust attached to this Proxy Statement as Exhibit B.

Trustees of the Delaware Trust. The business and affairs of the Delaware Trust will be managed under the direction of its trustees, who serve indefinite terms and who will have all powers necessary to carry out that responsibility. The responsibilities, powers and fiduciary duties of the trustees of the Delaware Trust will be substantially the same as those of the trustees of the Missouri Trust. If the New Investment Advisory and Investment Counsel Agreements described in Proposals 3 and 4 are approved and the Closing occurs, the trustees of the Delaware Trust will be those persons whose election to serve as trustees of the Delaware Trust is authorized under Proposal 2 herein, if such proposal is approved. If the Agreements in Proposals 3 and 4 are not approved or the Closing does not occur, and the Reorganization is approved, then the current Trustees will serve as such for the Delaware Trust. The trustees of the Delaware Trust will elect the officers of the Delaware Trust.

Liability of Trustees. The Delaware Trust's Agreement and Declaration of Trust provides that trustees shall not be liable for any act or omission as trustee, but nothing protects a trustee against liability to the Delaware Trust or its shareholders to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, a trustee is entitled to indemnification out of Trust property under most circumstances. The Missouri Trust's Agreement and Declaration of Trust contains similar provisions.

Shares of the Delaware Trust. Under the Agreement and Declaration of Trust, the Board of Trustees has established two Portfolios - Portfolio S and Portfolio L - which correspond to each of the two existing Portfolios of the Missouri Trust. The trustees of the Delaware Trust are authorized to establish additional portfolios. The trustees of the Delaware Trust will designate the relative rights  and  preferences  of each  Portfolio  and may  divide  the shares of any
Portfolio into classes. Shares of each Portfolio will represent equal, proportionate interests in the assets of only that Portfolio and have identical voting, dividend, liquidation and other rights. Each Portfolio may issue an unlimited number of shares. Shareholders will have no preemptive or other rights to subscribe to any additional shares. Upon redemption of shares of a Portfolio, a shareholder will be paid solely out of the funds and property of that Portfolio.

Shareholder Liability. Generally, shareholders of the Delaware Trust will not be personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limitation of personal liability extended to shareholders of private corporations for profit. Since similar authority limiting business trust shareholder liability does not exist in many other states, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Delaware Trust shareholders to liability. However, to guard against this risk, the Agreement and Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Delaware Trust. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, management believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.

Shareholder Voting Rights. Neither the Missouri Trust nor the Delaware Trust regularly holds annual shareholder meetings. Meetings of the shareholders of the Delaware Trust may be called by the Board of Trustees of the Delaware Trust for the purpose of electing Trustees and for such other purposes as prescribed by law or the Trust's organizational documents. Generally, under the Delaware Trust's Agreement and Declaration of Trust, 33 1/3% of the shares present or represented by proxy will constitute a quorum for purposes of a shareholder meeting. The Missouri Trust requires a majority of the outstanding shares for a quorum.

The Delaware Trust's Agreement and Declaration of Trust generally requires the affirmative vote of the majority of votes cast at a shareholder's meeting at which a quorum is present in all matters other than the election of Trustees. Trustees are elected by a plurality of the votes cast. The Missouri Trust's governing documents require a higher percentage shareholder vote to approve general matters, election of trustees, and special matters such as reorganizations or amendments to governing documents. As with all mutual funds, with respect to both the Missouri Trust and the Delaware Trust, the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) is required for shareholder approval of items such as approval of investment advisory agreements.

Reasons for the Reorganization

The Board of Trustees of the Missouri Trust ("Missouri Board") met on May 30, 2002 to consider, among other items, the approval of the Reorganization. An organizational meeting for the Delaware Trust was held on October 9, 2002, at which the Delaware Trust was formed.

The Missouri Board voted to approve the Reorganization at the May 30th meeting. In making this determination, the Trustees considered the advantages of the Delaware trust form of organization in terms of the significant amount of organizational and operational flexibility that it provides. In addition, the Missouri Board considered the fact that Delaware law contains provisions specifically designed for mutual funds and that there is a well established body of corporate legal precedent that may be relevant in deciding issues pertaining to investment companies. The Missouri Board also considered, among other things: the ability that a Delaware trust has to more easily create new series and classes of shares; the ability that a Delaware trust has to amend its governing documents without the need for state filings or shareholder approvals; the favorable limitations on shareholder and trustee liability and favorable indemnification provisions allowed under Delaware law; and certain administrative advantages available to Delaware statutory trusts that can facilitate the process of seeking shareholder approval of certain items and potentially reduce costs, such as broader flexibility with respect to shareholder quorum requirements and less restrictive requirements for shareholder approval of certain items such as fund reorganizations and mergers.

The Missouri Board also took into account that: (i) the investment objectives, policies and restrictions of the Portfolios were the same; (ii) there would be no tax consequences to the shareholders; and (iii) there would be no dilution of value to the shareholders. As discussed in Proposals 3 and 4 herein, the Board also considered the advisory and sub-advisory arrangements.

The Missouri Board then unanimously voted to approve the Reorganization and submit it to shareholders for approval.

Implementation of the Reorganization

If the shareholders approve the Reorganization, the Missouri Trust will deliver to the Delaware Trust on the closing date of the Reorganization substantially all of the assets of each Portfolio subject to the liabilities of the Portfolio. In exchange, the Missouri Trust, on behalf of each Portfolio, will receive Delaware Trust shares of the corresponding Portfolio to be distributed pro rata by each Portfolio of the Missouri Trust to its shareholders in complete liquidation and dissolution of that Portfolio of the Missouri Trust. The value of the assets to be delivered to the Delaware Trust shall be the value of such net assets computed as of the close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) on the last business day prior to the closing date of the Reorganization.

If the shareholders of the Trust approve the Reorganization, the Reorganization will take place after various conditions in the Plan are satisfied.

In accordance with standard industry practice and published SEC staff positions, the Board has approved a process by which shareholder approval of the
Reorganization will be deemed to satisfy certain shareholder approval requirements for the Delaware Trust under the 1940 Act. Specifically, the Plan provides that shareholder approval of the Reorganization would, for purposes of the 1940 Act, constitute shareholder approval of:

(1) Election of the nominees described in Proposal 2 herein as Trustees of the Delaware Trust;

(2) Selection of Ernst & Young, LLP as the independent accountants for the Delaware Trust for the fiscal year ending June 30, 2003;

(3) Approval of a new investment advisory agreement between the Delaware Trust, on behalf of its Portfolios, and Jones & Babson, Inc., which is substantially identical to the investment advisory agreement approved at the May 30, 2002 Board meeting of the Missouri Trust; and

(4) Approval of a new investment counsel agreement between Jones & Babson, Inc. and David L. Babson & Company Inc. relating to each of the Portfolios of the Delaware Trust, which is substantially identical to the investment counsel agreement approved at the May 30, 2002 and October 9, 2002 Board meetings of the Missouri Trust.

Thus, by approving the Reorganization, shareholders will be authorizing the Missouri Trust, as sole shareholder of the Delaware Trust prior to the effective date of the Reorganization, to approve items 1 - 4 above. If shareholders approve the Reorganization, but do not approve the proposed New Investment Advisory and Investment Counsel Agreements in Proposals 3 and 4, or if the Closing does not occur, the Missouri Trust will vote its shares of the Delaware Trust in favor of the current Trustees, auditors, investment management and sub-advisory agreements.

The stock transfer books of the Missouri Trust will be permanently closed as of the close of business of the NYSE on the day before the closing date of the Reorganization. The Missouri Trust will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Delaware Trust.

The Missouri Board may terminate the Plan at any time prior to the closing date of the Reorganization even if shareholders of the Missouri Trust have approved the Reorganization. This termination can be effected, if, in the judgment of the Trustees, the facts and circumstances make proceeding with the Reorganization inadvisable.

REQUIRED VOTE. Passage of Proposal 1 requires the vote of an outright majority (more than 50%) of the Trust's outstanding shares.

RECOMMENDATION  OF THE BOARD OF TRUSTEES.  THE BOARD OF TRUSTEES OF THE MISSOURI
TRUST   UNANIMOUSLY   RECOMMENDS  THAT   SHAREHOLDERS   VOTE  IN  FAVOR  OF  THE
REORGANIZATION.


                                 PROPOSAL NO. 2

                              ELECTION OF TRUSTEES

It is proposed that seven nominees be elected to the Trust's Board at the Special Meeting. The nominees would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The nominees, with the exception of Edward S. Ritter, would take office effective upon Closing. Mr. Ritter intends to resign as a Trustee upon Closing. Biographical information regarding each of the nominees is provided in this Proposal.

The role of the Trust's Board of Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Trust's performance and oversee the services provided to the Trust by the investment manager, sub-advisers and the Trust's other service providers.

Information Regarding Nominees

At a meeting held on May 30, 2002, the Trustees who are not interested persons of the Trust, J&B or the sub-adviser (the "Independent Trustees"), unanimously nominated Messrs. Bell, James and Wein and Ms. Hale, described below, for election as Trustees, to take office effective upon Closing. Prior to the nomination of these four individuals, a committee of the Independent Trustees reviewed detailed written information concerning the nominees and met in person with them. None of these four nominees is currently a Trustee of the Trust. If elected by shareholders, these four nominees will only take office if the Closing occurs. If the Closing does not occur, the current Trustees will remain as the entire Board of Trustees of the Trust. If elected, each will serve until his or her successor is duly elected and qualified. If any of the nominees become unavailable for election as a Trustee before the meeting, proxies will be voted for the other persons that the Trustees recommend. These four nominees, each of whom will be an Independent Trustee if elected by shareholders, are all currently directors of Great Hall Investment Funds, Inc., a mutual fund advised by Voyageur Asset Management Inc., an RBC Dain affiliate.

The Trust's current Trustees, Edward S. Ritter, William H. Russell and H. David Rybolt, were recently elected by shareholders of the Missouri Trust and also serve as Trustees of the Delaware Trust.

If Proposal 1 (Approval of Reorganization and Redomestication of Trust) is not approved by shareholders at the Special Meeting but the Closing occurs, all nominees (except for Mr. Ritter) will serve as Trustees of the Missouri Trust, if so elected by shareholders. If the Closing does not occur, but Proposal 1 is approved by shareholders, the current Trustees will serve as Trustees of the Delaware Trust.

Background Information Regarding the Nominees, Trustees and Executive Officers of the Trust

The following provides the names, ages, addresses and principal occupations of the nominees and the existing Trustees. The age of each individual is indicated in parenthesis.


--------------------------- --------------------    ----------------------- -------------------  ------------------- --------------
Name, Address and Age      Position(s) Held with      Term of Office and    Principal Occupation  Number of           Other
                                 the Trust           Length of Time Served  During Past 5 Years   Portfolios in Fund  Directorships
                                                                                                  Complex(1) Overseen Held by
                                                                                                  or to be Overseen   Trustee
                                                                                                  by Trustee
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
Current Interested Trustee and Trustee Nominee


Edward S. Ritter* (48)       Trustee                Trustee                 Senior Vice President-     Nine(2)       Director,
BMA Tower                                           since September 13,     Corporate Development,                   Jones & Babson,
700 Karnes Boulevard                                2002                    Business Men's Assurance                 Inc. (mutual
Kansas City, Missouri 64108                                                 Company of America ("BMA")               fund management
                                                                            (insurance company);                     company)
                                                                            Vice President of
                                                                            Investors Mark Advisor,
                                                                            LLC ("IMA") (mutual fund
                                                                            management company).


--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------


*Mr. Ritter may be deemed to be "interested person" of the Trust as that term is defined in the 1940 Act due to his positions with BMA and Jones & Babson, Inc., the Trust's investment manager, principal underwriter and administrator.





--------------------------- --------------------    ----------------------- --------------------  ------------------- --------------
Name, Address and Age      Position(s) Held with      Term of Office and    Principal Occupation  Number of           Other
                                 the Trust           Length of Time Served  During Past 5 Years   Portfolios in Fund  Directorships
                                                                                                  Complex Overseen    Held by
                                                                                                  or to be Overseen   Trustee
                                                                                                  by Trustee
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
Current Independent Trustees and Trustee Nominees

William H. Russell (79)       Trustee               Eighteen years of       Financial Consultant    Nineteen(3)         None
                                                    service as Trustee
BMA Tower
700 Karnes Blvd
Kansas City, MO 64108

--------------------------- ----------------------- ----------------------   ---------------------- ---------------- ---------------
--------------------------- ----------------------- ----------------------   ---------------------- ---------------- ---------------

H. David Rybolt (60)          Trustee                Twelve years           Consultant, HDR         Eighteen(4)         None
                                                     of service as          Associates (management
BMA Tower                                            Trustee                consulting)
700 Karnes Blvd
Kansas City, MO 64108


--------------------------- -----------------------  --------------------   ---------------------- ----------------- ---------------
--------------------------- -----------------------  --------------------   ---------------------- ----------------- ---------------
NOMINEES FOR ELECTION AS INDEPENDENT TRUSTEES

T. Geron ("Jerry") Bell (61)     Trustee Nominee     Not Applicable   President of C.R.P. Sports (the      22   Director, Great Hall
34 Kirby Puckett Place                                                parent company of the Minnesota           Investment Funds,
Minneapolis, MN 55415                                                 Twins and of Victory Sports) since        Inc., a registered
                                                                      November, 2002; prior thereto,            investment company
                                                                      President of the Minnesota                advised by an
                                                                      Twins Baseball Club Incorporated          affiliate of RBC
                                                                      since 1987.                               Dain that consists
                                                                                                                of five separate
                                                                                                                portfolios.

Sandra J. Hale (68)               Trustee Nominee    Not Applicable   President of Enterprise Management,  22   Director, Great Hall
60 South Sixth Street                                                 Int'l. since 1991.                        Investment Funds,
Minneapolis, MN 55402                                                                                           Inc., a registered
                                                                                                                investment company
                                                                                                                advised by an
                                                                                                                affiliate of RBC
                                                                                                                Dain that consists
                                                                                                                of five separate
                                                                                                                portfolios.


Ronald James (52)                 Trustee Nominee    Not Applicable   President and Chief Executive        22   Director, Great Hall
MJH 300, 1000 LaSalle                                                 Officer, Center for Ethical               Investment Funds,
Minneapolis, MN 55403-2005                                            Business Cultures since 2000;             Inc., a registered
                                                                      President and Chief Executive             investment company
                                                                      Officer of the Human Resources            advised by an
                                                                      Group, a division of Ceridian             affiliate of RBC
                                                                      Corporation, from 1996 to 1998.           Dain that consists
                                                                      Ceridian Corporation is an                of five separate
                                                                      information services company              portfolios.
                                                                      specializing in human resources
                                                                      outsourcing solutions.


Jay H. Wein (70)                  Trustee Nominee    Not Applicable   Independent investor and business    22   Director, Great Hall
5305 Elmridge Circle                                                  consultant since 1989.                    Investment Funds,
Excelsior, MN 55331                                                                                             Inc., a mutual fund
                                                                                                                advised by an
                                                                                                                affiliate of RBC
                                                                                                                Dain that consists
                                                                                                                of five separate
                                                                                                                portfolios.

---------------

(1) The term "Fund Complex" as used herein consists of the Babson Funds, J&B Funds, the Buffalo Fund Complex and Investors Mark Series Fund, Inc. The Babson Funds consist of: Babson Enterprise Fund II, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., David L. Babson Growth Fund, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc. and Babson-Stewart Ivory International Fund, Inc. The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Jones & Babson, Inc. serves as principal underwriter and registered transfer agent for each fund in the Buffalo Fund Complex. The J&B Funds is a series fund consisting of J&B Mid-Cap Aggressive Growth Fund, J&B Small-Cap Aggressive Growth Fund and J&B Small-Cap International Fund. Jones & Babson, Inc. serves as investment advisor, principal underwriter and registered transfer agent for each of the J&B Funds. Investors Mark Series Fund, Inc. consists of the following nine portfolios: Balanced, Global Fixed Income, Growth & Income, Intermediate Fixed Income, Large Cap Value, Large Cap Growth, Small Cap Equity, Mid Cap Equity and Money Market. Jones & Babson, Inc. serves as the principal underwriter for Investors Mark Series Fund, Inc. The Babson Funds, the J&B Funds, the Buffalo Fund Complex and Investors Mark Series Fund are not subject to this proxy (except D.L. Babson Bond Trust which is the subject of this proxy).

(2) Director/Trustee for each of the Babson Funds except Babson Enterprise Fund II.

(3) Director/Trustee for each of the Babson Funds and Director of Investors Mark Series Fund.

(4) Director/Trustee for each of the Babson Funds except Babson-Stewart Ivory International. Director of Investors Mark Series Fund and D.L. Babson Bond Trust.



Executive Officers of the Trust

Currently, the principal executive officers of the Trust are all officers and/or employees of Jones & Babson, Inc. The following table contains information about the current principal executive officers of the Funds who are not listed above as nominees or Trustees.


------------------------------------------ ---------------------------- -------------------- -----------------------------
 Name, Address and Age                      Position with the Trust     Term of Office and    Principal Occupation(s)
                                                                        Length of Time Served During Past Five Years
------------------------------------------ ---------------------------- --------------------  -----------------------------
------------------------------------------ ---------------------------- --------------------  ----------------------------

Stephen S. Soden (57)                      President and Principal       One year term and     President, Chief Executive Officer
                                           Executive Officer             three years of        and Chairman of the Board, Jones &
                                                                         service               Babson, Inc. (mutual
BMA Tower                                                                                      fund management company);
700 Karnes Blvd                                                                                Director, Babson Enterprise Fund II,
Kansas City, MO 64108                                                                          Inc.; President, IMA (mutual fund
                                                                                               management company); President
                                                                                               and Principal Executive Officer,
                                                                                               Investors Mark Series Fund;
                                                                                               President, Principal Executive
                                                                                               Officer and Director/Trustee,
                                                                                               Buffalo Fund Complex (seven funds);
                                                                                               President, Principal Executive
                                                                                               Officer and Trustee, J&B Funds
                                                                                               (three funds); Senior Vice President
                                                                                               of BMA (insurance company); and,
                                                                                               formerly, President and Chief
                                                                                               Executive Officer of BMA Financial
                                                                                               Services, Inc. ("BMAFS")
                                                                                               (broker/dealer) until December 31,
                                                                                               2001 when BMAFS ceased operations.


------------------------------------------ ---------------------------- ------------------- ---------------------------------------
------------------------------------------ ---------------------------- -------------------- ---------------------------------------

P. Bradley Adams (42)                      Vice President, Treasurer,    One year term and     Vice President, Chief Financial
                                           Principal Financial Officer   twelve years of       Officer and Treasurer, Jones &
BMA Tower                                  and Principal Accounting      service               Babson, Inc. (mutual fund management
700 Karnes Blvd                            Officer                                             company); Treasurer, IMA (mutual fund
Kansas City, MO 64108                                                                          management company); Principal
                                                                                               Financial Officer and  Principal
                                                                                               Accounting Officer,  Investors
                                                                                               Mark Series Fund; Vice President,
                                                                                               Treasurer, Principal Financial
                                                                                               Officer and Principal Accounting
                                                                                               Officer, Buffalo Fund Complex; Vice
                                                                                               President, Principal Financial
                                                                                               Officer, Principal Accounting
                                                                                               Officer and Trustee, J&B Funds;
                                                                                               and, Treasurer, Principal Financial
                                                                                               Officer and Principal Accounting
                                                                                               Officer, Gold Bank Funds (two
                                                                                               mutual funds)(5).

------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------

Martin A. Cramer (53)                      Vice President, Chief         One year term and     Legal and Regulatory Affairs Vice
                                           Compliance Officer and        twelve years of       President, Chief Compliance Officer
BMA Tower                                  Secretary                     service               and Secretary, Jones & Babson, Inc.
700 Karnes Blvd                                                                                (mutual fund management company);
Kansas City, MO 64108                                                                          Chief Compliance Officer and
                                                                                               Secretary, IMA (mutual fund
                                                                                               management company); Vice President,
                                                                                               Chief Compliance Officer and
                                                                                               Secretary, Buffalo Fund Complex;
                                                                                               Assistant Vice President, Chief
                                                                                               Compliance Officer and Secretary,
                                                                                               J&B Funds; and Secretary, Gold
                                                                                               Bank Funds (two mutual funds).


------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------

Constance E. Martin (41)                   Vice President                One year term and     Director - Mutual Fund
                                                                         seven years of        Client Relations, Jones &
BMA Tower                                                                service               Babson, Inc. (mutual fund management
700 Karnes Blvd                                                                                company); Vice President, Buffalo
Kansas City, MO 64108                                                                          Fund Complex and J&B Funds.

------------------------------------------ -------------------------- ---------------------- ---------------------------------------

(5) Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund. Jones & Babson, Inc. serves as Registered Transfer Agent for each of the Gold Bank Funds.

As of the Record Date, the Trustees/nominees held the following interests in the Trust's securities:


------------------------------- ------------------------------------------------ -------------------------------------
                                                                                     Aggregate Dollar Range of Equity
   Name of Independent           Dollar Range of Equity Securities in                  Securities in all Registered
    Trustee Nominees             Each Portfolio of the Trust                      Investment Companies Overseen or to be
                                                                                     Overseen by  Trustee in Family of
                                                                                           Investment Companies
------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      William H. Russell             None                                               $50,001-$100,000

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       H. David Rybolt               Portfolio L: $10,001-$ 50,000                      Over $100,000
                                     Portfolio S: $     1-$ 10,000

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       T. Geron Bell                None                                                None

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       Sandra J. Hale                 None                                                None

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       Ronald James                   None                                                None

------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ ------------------------------------

       Jay H. Wein                    None                                                None

------------------------------- ------------------------------------------------ -------------------------------------

      Interested Trustee Nominee
     -----------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       Edward S. Ritter               None                                              $10,001-$ 50,000

------------------------------- ------------------------------------------------ -------------------------------------


Audit Committee. The Trust has an Audit Committee that assists the Trust's Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent accountants. The Audit Committee of the Board is composed of its Independent Trustees. The Audit Committee of the Board held one meeting during the Trust's most recent fiscal year. The Independent Trustees have no financial interest in, nor are they affiliated with either J&B, the manager of the Trust, or the investment counsel to the Trust. Messrs. Bell, James and Wein and Ms. Hale, if elected, will also be members of the Audit Committee. The specific functions of the Audit Committee include recommending the engagement or retention of the independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

Independent Accountants. The Board has selected Ernst & Young LLP ("Ernst & Young") to be the Trust's independent public accountants for the Trust's current fiscal year. Ernst & Young examines the annual financial statements of the Trust and provides tax-related services to the Trust. It is not expected that representatives of Ernst & Young will be present at the Special Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

In the event the proposed acquisition of J&B is completed, Ernst & Young will resign as independent accountants of the Trust due to certain relationships with RBC Dain and its affiliates, and the Board of Trustees will subsequently approve new independent accountants for the Trust, based on recommendations of the Trust's Audit Committee.

Audit Fees. For the fiscal year that ended June 30, 2002, Ernst & Young has or will be paid $19,812 for the professional services it rendered in auditing the Trust's financial statements. The only fees Ernst & Young receives are audit-related fees and fees for tax-related services.

Financial Information Systems Design and Implementation Fees and All Other Fees. Ernst & Young does not provide Financial Information Systems Design and
Implementation services or other consulting services to the Trust, its investment adviser or to any other entity that controls, that is controlled by or that is under common control with the adviser and that provides services to the Trust.

Compensation of Trustees. Currently, the Trust does not directly compensate any interested Trustee or officer for their normal duties and services. The Independent Trustees' fees, including travel and other expenses related to the Board meetings, are paid by J&B pursuant to the provisions of the Current Management Agreement with the Trust, which requires J&B to bear the operating costs of the Trust out of its management fee. If the New Agreements are approved by shareholders, the Trust (and not J&B) will compensate the Trustees for their fees and expenses.

Currently, J&B pays each Independent Trustee an annual retainer out of its management fee for serving as a Trustee of the Trust and as a director of the Babson Funds, which are the subject of a separate Proxy Statement. Independent Trustees are paid a $7,000 annual retainer by J&B if they serve as a director on five or more Babson Funds. Messrs. Russell and Rybolt each receive an annual retainer of $7,000. The Independent Trustees also receive from J&B out of its management fees a fee of $125 for each Board meeting attended. During the last fiscal year, the Board held five meetings. No Trustee attended less than 75% of the applicable meetings, including Committee meetings.

The following chart sets forth each Independent Trustee's annual compensation. The amounts shown include the $7,000 annual retainer paid by J&B to Independent Directors who serve as such on five or more Babson Funds:


------------------------------- ---------------------------- ---------------------------- ----------------------------
       Name of Trustee           Compensation for Serving       Pension or Retirement       Total Compensation from
                                 on the Board of the Trust         Benefits Accrued             the Fund Complex
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      Edward S. Ritter*                    n.a.                        n.a.                          n.a.

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- --------------------------- ----------------------------
      William H. Russell                 $7,625                        n.a.                        $19,750
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ---------------------------
      H. David Rybolt                    $7,625                        n.a.                        $19,125
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

* As an "interested" Trustee, Mr. Ritter receives no compensation for his services as Trustee.

Required Vote. A nominee will only be elected upon receiving the vote of a majority of the shares present at the Special Meeting, provided a quorum is present.


RECOMMENDATION OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ELECTING THE NOMINEES.


                                    PROPOSAL NO. 3

                   APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                    BETWEEN THE TRUST ON BEHALF OF EACH PORTFOLIO
                               AND JONES & BABSON, INC.

Under Proposal No. 3, shareholders of each Portfolio are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust on behalf of their Portfolio and J&B. The Board is seeking approval of the New Investment Advisory Agreement to permit the Trust's management to continue providing uninterrupted service to the Trust after the Closing.

As required by the 1940 Act, the current management agreement (the "Current Management Agreement") provides for its automatic termination upon assignment. The J&B Transaction will constitute an assignment, as that term is defined in the 1940 Act, of the Current Management Agreement, and consequently, its termination. Accordingly, the New Investment Advisory Agreement with J&B with respect to each Portfolio of the Trust is being proposed for approval by shareholders to take effect upon the Closing.

In addition, the current investment counsel agreement ("Current Investment Counsel Agreement") between J&B and the investment counsel provides for termination upon termination of the Current Management Agreement. Accordingly, the Current Investment Counsel Agreement will also terminate upon the Closing. A New Investment Counsel Agreement is therefore also being separately proposed for approval by shareholders of each Portfolio and is described in Proposal 4 below.

Approval of the New Investment Advisory Agreement

As described below, the Trustees are proposing that shareholders of each Portfolio approve a New Investment Advisory Agreement for their Portfolio with J&B and the Trust. A description of the New Investment Advisory Agreement and the services to be provided by J&B is set forth below. This description is qualified in its entirety by reference to the form of the New Investment Advisory Agreement attached to this Proxy Statement as Exhibit D.


Information About J&B

J&B serves as the investment manager of the Trust and, as such, provides the Trust with professional investment supervision and management. J&B, formed in 1959, has been the investment adviser for the Trust since its inception. J&B is a wholly-owned subsidiary of BMA which is considered to be a controlling person of J&B under the 1940 Act. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person of and is the ultimate parent of BMA.

The following chart lists the principal executive officers and directors of J&B and their principal occupations, if different from their positions with J&B:


NAME                                        POSITION WITH J&B AND
                                            PRINCIPAL OCCUPATION
--------                 ------------------------------------------------------------------------




Stephen S. Soden *


Michael K. Deardorff  (53)                    Senior Vice President-
BMA Tower                                     Variable & Fixed Products,
700 Karnes Boulevard                          Business Men's Assurance
Kansas City, Missouri 64108                   Company of America
                                              (insurance company);
                                              Director of
                                              Jones & Babson,
                                              Inc. (mutual fund
                                              management company).


David A. Gates  (50)                          Vice President-
BMA Tower                                     General Counsel & Secretary,
700 Karnes Boulevard                          Business Men's Assurance
Kansas City, Missouri 64108                   Company of America
                                              (insurance company);
                                              Director of
                                              Jones & Babson,
                                              Inc. (mutual fund
                                              management company).


Edward S. Ritter *


Robert N. Sawyer  (56)                        Senior Vice President,
BMA Tower                                     Chief Investment Officer and
700 Karnes Boulevard                          Director, Business Men's
Kansas City, Missouri 64108                   Assurance Company of America
                                              (insurance company);
                                              Director of
                                              Jones & Babson,
                                              Inc. (mutual fund
                                              management company).



David L. Higley  (51)                         Senior Vice President
BMA Tower                                     & Chief Financial Officer,
700 Karnes Boulevard                          Business Men's Assurance
Kansas City, Missouri 64108                   Company of America
                                              (insurance company);
                                              Director of
                                              Jones & Babson,
                                              Inc. (mutual fund
                                              management company).

P. Bradley Adams*


Martin A. Cramer*


Constance E. Martin*

Todd W. Brown (30)                            Director - Mutual Fund Accounting of
BMA Tower                                     Jones & Babson, Inc. (mutual fund
700 Karnes Boulevard                          management company).
Kansas City, Missouri 64108

* Biographical information for these individuals is contained in Proposal No. 2 above.



Information About RBC Dain

RBC Dain. RBC Dain (formerly, Dain Rauscher Corp.), a Minneapolis, Minnesota-based holding company formed in 1973, provides investment advice and services to individual investors in the western United States and investment banking, research and sales services to corporate and governmental clients nationwide and in Europe through its principal subsidiary, Dain Rauscher Inc. ("Dain Rauscher"). Dain Rauscher deals in securities of, and is a market-maker in securities of, issuers based throughout the United States and in Europe. Dain Rauscher also clears and settles securities trades for approximately 180 correspondent brokerage firms through its RBC Dain Correspondent Services division, which is based in Minneapolis, Minnesota. Another RBC Dain subsidiary, Voyageur Asset Management, was formed in 1983 and currently provides investment advisory and administrative services to the Great Hall(R) Investment Funds, a series of five open-end money market mutual funds. Voyageur also provides investment advisory services to the RBC Funds, a series of six equity and fixed income funds. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of private account clients. Voyageur's investment team currently manages over $20 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. Dain Rauscher Lending Services Inc. was formed in 1997 to make certain types of loans to customers that are collateralized by customers' control and restricted securities. At December 31, 2002, RBC Dain had approximately 5,000 employees located in 41 states. RBC Dain is a Delaware corporation with its executive offices located at Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402-4422. Its telephone number is (612) 371-2711. RBC Dain is a wholly-owned subsidiary of Royal Bank of Canada.

Royal Bank of Canada. Royal Bank of Canada is a Canadian chartered bank, with its principal executive office located at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5. Shares of Royal Bank of Canada are listed on the Toronto Stock Exchange and on the New York Stock Exchange. Royal Bank of Canada ranks as Canada's largest financial institution as measured by assets and market capitalization as of October 31, 2002. As of October 31, 2002, its most recent fiscal year end, Royal Bank of Canada was the seventh largest bank in North America and among the 60 largest banks in the world, measured by assets. Royal Bank of Canada and its subsidiaries engage principally in personal and commercial banking, insurance products, investment and trust services, corporate and investment banking and on-line banking and transaction-based services, including custody. RBC Global Investment Management (wholly owned by Royal Bank of Canada) is the primary investment advisor to Royal Mutual Funds and manages approximately C$42 billion in assets. Royal Mutual Funds is Canada's largest no-load mutual fund company, with over 50 mutual funds offering investors the full range of choice for Canadian, U.S., International and Global investing.


Information About the Current Management Agreement

The Current Management Agreement provides for a "unified fee" arrangement under which J&B receives a management fee for (1) providing investment management services (which involves selecting, monitoring and supervising the investment counsel); (2) providing, obtaining or paying the cost of general fund administration, fund accounting and transfer agency services; and (3) paying the fees of the investment counsel, custodian, independent trustees' fees, outside legal counsel and auditors, as well as the costs of printing, mailing and other Trust expenses. The Current Management Agreement also provides for the Trust to pay certain expenses directly, such as interest, taxes, dues, fees and other governmental charges. These fees paid directly are limited in scope (between one and five basis points). Therefore, under the unified fee arrangement, the overall expenses of the Trust are largely reflected by the management fee. The Current Management Agreement is attached to this Proxy Statement as Exhibit C.

The Current Management Agreement requires J&B to retain David L. Babson & Company Inc. as sub-adviser.

Also, under the Current Management Agreement, the Trust may use the name "Babson" in its name only so long as J&B continues as manager and David L. Babson & Company Inc. continues to serve as sub-adviser for the Trust.

The Current Management Agreement dated June 30, 1995 was most recently continued by the Board of Trustees on October 24, 2002 and was last approved by shareholders on June 29, 1995. The Current Management Agreement was submitted to shareholders in connection with a change in control of David L. Babson & Company Inc., which was purchased by DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company.

For the fiscal year ended June 30, 2002, each of the Portfolios paid J&B the following percentage of its average daily net assets as compensation for its services as investment adviser to the Trust:


                                                                  Management            Aggregate Amount
Fund                                                              Fee Paid              of Management Fees Paid
-----------                                                       ----------          ---------------------------
Portfolio L ....................................................    .95%                 $922,243
Portfolio S (before fee waiver).................................    .95%                 $297,553

Under the Current Management Agreement for its services, Portfolio L and Portfolio S are obligated to pay J&B a fee at the annual rate of .95% of average daily net assets. However, J&B has agreed to voluntarily waive .30% of the fee for Portfolio S bringing its total to .65%. The aggregate management fees paid for the fiscal year ended June 30, 2002 for Portfolio S were $203,589, pursuant to the fee waiver. This .30% waiver will remain in place for at least two years from the date of Closing or, should the Closing not occur, through at least March 31, 2004.

Information About the Proposed New Investment Advisory Agreement

The proposed New Investment Advisory Agreement differs significantly from the Current Management Agreement. The New Investment Advisory Agreement provides a more traditional structure than currently in place for the Trust, whereby the Trust would agree to directly pay for its own expenses (advisory and non-advisory) rather than paying a single "unified" management fee to J&B. Under the current "unified" management fee structure, J&B is responsible for the provision of needed services and payment of all or most of the advisory or non-advisory expenses of the Trust. In order to retain the same general economic effect of the "unified fee" structure, an Administrative Services Agreement for the Trust under which J&B will provide fund administration, transfer agency, fund accounting and other services in a manner similar to the current arrangement was approved by the Board at the May 30, 2002 meeting. Each Portfolio of the Trust will pay J&B an annual fee of .10% of average daily net assets under the Administrative Services Agreement. The .10% fee under the Administrative Services Agreement was established by J&B based on the portion of the management fees under the Current Management Agreement that is attributable to the non-advisory functions, based on the expectation of future asset growth due to the RBC Dain acquisition and the economies of scale that will result therefrom. The Administrative Services Agreement is not required to be submitted to shareholders for approval. Therefore, you are not being asked to approve the Administrative Services Agreement now nor will your approval of this Agreement be sought in the future. However, the advisory fee under the New Investment Advisory Agreement for each Portfolio has been reduced from its current level, such that the combined advisory and administrative fees are identical to the current management fees. The Administrative Services Agreement can be amended by the Board without shareholder approval, and, therefore this is your only opportunity to vote on the proposed new arrangements. There is the potential that there could be an increase in the total operating expenses of a Portfolio in the future should the Board decide to approve an increase in the fees under the Administrative Services Agreement. However, as described below, no increase shall occur for at least two years from the date of the Closing.

The proposed New Investment Advisory Agreement, unlike the Current Management Agreement, does not mandate the use of David L. Babson & Company Inc. as sub-adviser for the Trust. In addition, as discussed in more detail in Proposal 4 herein, the New Investment Advisory Agreement would allow J&B, subject to approval by the Board of Trustees, to terminate David L. Babson & Company Inc. or any other sub-adviser retained by J&B. Such a termination could occur in connection with a desire by the Board to have the adviser manage the Portfolios directly, or to seek a replacement firm to serve as investment counsel. The latter arrangement would require shareholder approval of a new investment counsel agreement. Further, the Babson name protections found in the Current Management Agreement have not been included in the New Investment Advisory Agreement. However, they have been included in the New Investment Counsel Agreement (See Proposal 4 below).

There are other material differences between the Current Management Agreement and the New Investment Advisory Agreement. The New Investment Advisory Agreement contains a number of provisions not found in the Current Management Agreement but which are common to modern investment advisory agreements. These provisions include:

   * authorization to utilize sub-advisers to the full extent permitted under the 1940 Act.

   * specific authority to hire and fire sub-advisers without shareholder approval, if the Trust/ adviser seeks and obtains the necessary exemptive relief from the Securities and Exchange Commission ("SEC").

   * discretion and authority for the adviser to allocate portfolio brokerage of the Trust, and consistent with federal law, pay higher brokerage costs when the adviser deems it to be reasonable in view of the brokerage and research services obtained by the adviser.

   * flexibility to amend the advisory agreement without shareholder approval in circumstances where approval is not required by the 1940 Act as interpreted by the SEC or its staff or if the SEC has granted an exemption from such approval requirement.

   * the provision of a non-exclusive right for each Portfolio to use the name of the adviser for so long as the adviser serves as the Portfolio's adviser.

   * indemnification provisions where, under certain circumstances, the Trust agrees to indemnify the adviser and the adviser agrees to indemnify the Trust.

There are certain similarities between the Current Management Agreement and the New Investment Advisory Agreement. Under both Agreements, the adviser is retained to manage the investment and reinvestment of the assets of the Trust. The Agreements also each provide that they may be terminated without penalty upon 60 days written notice by the Trust. The Agreements also each provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, the adviser shall not be liable for errors of judgment or losses related to its advisory services to the Trust.


Comparability of Fees and Expenses under Current Management Agreement and New Investment Advisory Agreement

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of the Trust under the Current Management Agreement and the New Investment Advisory Agreement. The table entitled "Current Fees and Expenses" contains the current fee information under the Current Management Agreement. The table entitled "Pro Forma Fees and Expenses" shows you what the fees and expenses are estimated to be should this proposal be approved.

The amounts set forth in the following tables are based on the expenses for the Trust for the fiscal year ended June 30, 2002. We have provided expense examples below.

The shares of the Trust are not charged any initial or deferred sales charge, any 12b-1 fees, or any other transaction fees.

Current Fees and Expenses
-------------------------
                                                                             Total Fund              Total Net Annual
                                Management Fees     Other Expenses        Operating Expenses        Operating Expenses
                                ---------------     -------------        --------------------       ------------------

Portfolio L                         .95%                 .03%                    .98%                      .98%
Portfolio S                         .95%*                .03%                    .98%                      .68%


* The manager has agreed to a reduction in the management fee paid by the portfolio to .65% until March 31, 2004.

Pro Forma Fees and Expenses
---------------------------

                    Advisory           Administrative Service        Other             Total Fund             Total Net Annual
                      Fees                    Fees                  Expenses       Operating Expenses        Operating Expenses
                    --------           ----------------------       --------       ------------------        ------------------
Portfolio L           .85%                    .10%                     .03%              .98%                      .98%
Portfolio S           .85%*                   .10%                     .03%              .98%                      .68%

* The manager has agreed to a reduction in the management fee paid by the portfolio to .55% for two years commencing at the date of Closing.

Fee  Examples  under  both  Current  Fees and  Expenses  and Pro Forma  Fees and
Expenses

These examples are intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. They assume you invest $10,000, receive a 5% return each year, and that operating expenses for each period remain the same. Although your actual costs may be higher or lower, based on the assumptions below your costs would be:

                                  1 Year      3 Years      5 Years      10 Years
                                  ------      -------      -------      --------
Portfolio L                        $100         $312         $542        $1,201
Portfolio S                        $ 69         $218         $379        $  847

The dollar amounts shown above are the same as under the current fees and expenses.

Comparison of Aggregate Amount of Management Fees Paid

The following table shows the aggregate amount of management fees paid by each Portfolio for the fiscal year ended June 30, 2002 under the column entitled "Aggregate Amount of Management Fees Paid." The column "Pro Forma Aggregate Amount of Advisory Fees Which Would Have Been Paid" shows what the aggregate amount of advisory fees would have been for the fiscal year ended June 30, 2002 under the proposed New Investment Advisory Agreement. The column "Pro Forma Aggregate Amount of Administrative Services Fees Which Would Have Been Paid" shows what the aggregate amount of administrative services fees would have been for the fiscal year ended June 30, 2002 had the Administrative Services Agreement been in effect.


                                                                Pro Forma Aggregate Amount      Pro Forma Aggregate Amount of
                                     Aggregate Amount             of Advisory Fees Which        Administrative Services Fees
                                   of Management Fees Paid         Would Have Been Paid          Which Would Have Been Paid
                                   ----------------------       --------------------------      -----------------------------

Portfolio L                               $922,243                       $825,165                          $97,078
Portfolio S (with fee waiver)             $203,589                       $172,268                          $31,321


If the fee waiver for Portfolio S had not been in effect for the fiscal year ended June 30, 2002, the amounts would have been as follows:


                                     Aggregate Amount of        Pro Forma Aggregate Amount      Pro Forma Aggregate Amount of
                                    Management Fees Which         of Advisory Fees Which        Administrative Services Fees
                                    Would Have Been Paid           Would Have Been Paid          Which Would Have Been Paid
                                    ----------------------      --------------------------      -----------------------------
Portfolio S (without fee waiver)       $297,553                      $266,232                           $ 31,321

Expense Limitation Agreement. An Expense Limitation Agreement for the Trust was approved by the Board under which J&B, once J&B is acquired by RBC Dain, would subsidize the overall expenses of the Trust for a period of two years from the Closing date, in order to maintain the overall expense levels of the Trust at the current expense levels. For Portfolio L, the Expense Limitation Agreement would maintain the overall expense ratios of Portfolio L at the same level that would be maintained under the current management fee percentage, combined with the minimal other expenses borne by the Portfolio outside of the "unified" fee structure during the fiscal year ended June 30, 2002. For Portfolio S, the Expense Limitation Agreement would maintain the overall expense ratios of Portfolio S at the same level that would be maintained under the current management fee percentage as of the fiscal year ended June 30, 2002, reduced by the voluntary management fee waiver then in effect combined with the minimal other expenses borne by the Portfolio outside the "unified" fee structure.

If Proposal 1 (Approval of Agreement and Plan of Reorganization) is not approved by shareholders at the Special Meeting, the New Investment Advisory Agreement will be between J&B and the Missouri Trust. If Proposal 1 is approved, the New Investment Advisory Agreement will be between J&B and the Delaware Trust. If the Closing does not occur but Proposal 1 is approved, a new management agreement will be entered into between J&B and the Delaware Trust which will be substantially similar to the Current Management Agreement. If the Closing does not occur and Proposal 1 is not approved by shareholders, the Current Management Agreement shall remain in place.

Recommendation of the Board of Trustees

At a meeting of the Board of Trustees held on May 30, 2002, called for the purpose of, among other things, voting on approval of the New Investment Advisory Agreement, the Board, including all of the Independent Trustees, unanimously approved, subject to shareholder approval, the New Investment Advisory Agreement.

In reaching this conclusion, the Board obtained such information as it deemed reasonably necessary to approve J&B as investment adviser to the Trust. In evaluating the terms of the New Investment Advisory Agreement, the Board considered the possible effects of the J&B Transaction upon the Trust and J&B and upon the ability of J&B to provide an appropriate range of management and administrative services, the performance record of J&B, and the anticipated relationship between J&B and RBC Dain. The Board evaluated the financial strength and resources of RBC Dain and its experience in the mutual fund business. The Board also took into account the management, personnel and operations of RBC Dain, the commitment of RBC Dain to the financial services industry, and the proposed structure of the J&B Transaction. The Board considered RBC Dain's overall vision with respect to the Trust and other funds within the fund complex which is to create, invest in and grow a single diversified mutual fund platform in the United States to be distributed both to and through outside parties and through U.S. affiliates of RBC Financial Group. Currently, the RBC Dain complex consists of the Great Hall Funds and the RBC Funds. The Board took into consideration that by combining the RBC Dain fund complex with the Trust and the other mutual funds associated with J&B, diversity and critical mass were expected to be created to form a viable U.S. mutual fund platform that could be competitive in size and performance immediately. The Board was informed of RBC Dain's belief that the J&B Transaction is expected to significantly benefit the Trust and its shareholders in that shareholders will have greater investment diversification opportunities due to a broader range of fund offerings in both investment style and objectives. The Board took into account that a significant increase in distribution is anticipated due to opportunities to introduce the Trust to affiliates within the RBC Financial Group network as well as to new external sources. The Board based its determinations in this regard on the report of Board members who had personally visited RBC Dain's offices, on a review of written materials provided by RBC Dain in response to specific requests by the Board prior to the Board Meeting on May 30, 2002 and on discussions with a representative of RBC Dain and J&B management at the meeting.

The Board considered, among other things, the fact that the New Investment Advisory Agreement does not mandate the use of David L. Babson as sub-adviser for the Trust, which means that it would be possible for the Board to terminate David L. Babson without seeking approval of shareholders. In addition, the Board considered that the New Investment Advisory Agreement gives specific authority to the Board and the adviser to hire and fire sub-advisers without shareholder approval if the Trust/adviser seeks and obtains the necessary exemptive relief from the SEC. The Board determined that this provision was in the best interest of shareholders because it provides the Trust and its adviser maximum flexibility in seeking to obtain the best investment results for shareholders.

The Board evaluated statements made by RBC Dain that it has no present intention to alter the current fee and expense structure with respect to the Trust. The Board considered that the Expense Limitation Agreement provides that no increase in fees and expenses from the current levels can occur for at least two years. The Board considered that the New Investment Advisory Agreement, related Administrative Services Agreement and Expense Limitation Agreement contain economic terms and conditions no less favorable than those currently in place and provide for services of the same nature and quality as those currently in place. The Board discussed the nature of the proposed contractual expense limitation arrangements and the manner in which the arrangements could be continued, modified or terminated.

The Board was informed by RBC Dain that presently it is not known whether there will be changes in the manner in which the Trust currently obtain support services (such as fund administration, transfer agency and custody services) and that RBC is exploring several possibilities as to how support services will be provided for the U.S. mutual fund platform referred to above. RBC Dain informed the Board that it is its intent to ensure the Trust is supported in the most effective manner.

After meeting in executive session at the May 30, 2002 Board Meeting, the Independent Trustees reported that they had discussed the proposed acquisition of J&B, the information in the materials provided by RBC Dain, the outlook for the Trust, the composition of the Board, and the anticipated and potential effects of the proposed new ownership on various aspects of the Trust's operations. The Independent Trustees also discussed their intention to diligently evaluate any proposed replacement of advisers or other service providers with affiliates of RBC Dain, and the level of Trust expenses and any subsidies in the form of advisory fee waivers and/or the reimbursement of expenses that are maintained after the initial two year period following the acquisition.

In voting to approve the New Investment Advisory Agreement, the Independent Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of the RBC Financial Group, the strategic plan involving the Trust, and the potential for increased distribution and growth of the Trust. The Independent Trustees indicated that they believed that the proposed acquisition would ultimately benefit the Trust and its shareholders as a result of having J&B and its affiliates become part of a large financial services organization that is committed to investing the resources and energy necessary to grow the Trust into part of a large successful suite of investment products.

Based on the considerations set forth above, the Board, including all of the Independent Trustees, unanimously determined that it was in the best interests of each Portfolio of the Trust and its shareholders to enter into the New Investment Advisory Agreement and to recommend approval of the New Investment Advisory Agreement by shareholders.

REQUIRED VOTE. Passage of Proposal 3 as to each Portfolio requires a vote of the "majority of the outstanding voting securities" of the applicable Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Portfolio entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

RECOMMENDATION OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT FOR THEIR PORTFOLIO.



                                 PROPOSAL NO. 4

APPROVAL OF A NEW INVESTMENT COUNSEL AGREEMENT BETWEEN JONES & BABSON, INC. AND DAVID L. BABSON & COMPANY INC.

Information About David L. Babson & Company Inc.

David L. Babson & Company Inc. ("David L. Babson" or "Investment Counsel"), an investment advisory firm founded in 1940, acts as the sub-adviser to each Portfolio. David L. Babson, located in Cambridge, Massachusetts, serves individual, corporate and other institutional clients. It is a wholly-owned subsidiary of DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield, Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1951 and is considered to be a controlling person of David L. Babson under the 1940 Act.

Information About the Current Investment Counsel Agreement

The Current Investment Counsel Agreement between J&B and David L. Babson provides for the Investment Counsel to provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for the Trust. The Current Investment Counsel Agreement also provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, the Investment Counsel shall not be liable for error of judgment or losses related to its sub-advisory services to the Trust. The Current Agreement does not allow J&B to unilaterally terminate the Agreement.

The New Investment Counsel Agreement is substantially similar to the Current Investment Counsel Agreement, with the exception of effectiveness and termination dates, and the modernization of certain provisions. The termination provision of the New Investment Counsel Agreement is different from the Current Investment Counsel Agreement in that J&B is permitted under the New Agreement to terminate the New Agreement upon 60 days' notice. Under the New Investment Counsel Agreement, while shareholders would be required to approve any new sub-adviser, it would be possible for J&B to terminate the sub-advisory relationship and internalize the management of the Trust's portfolios, with only the approval of the Trust's Board.

The Current Investment Counsel Agreement, dated June 30, 1995, was most recently continued by the Board of Trustees on October 24, 2002 and was last approved by shareholders on June 29, 1995. The Investment Counsel Agreement was last submitted to shareholders in connection with a change in control of David L. Babson & Company Inc., which was purchased by DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company.

In addition to the changes outlined above, the New Investment Counsel Agreement contains certain provisions relating to the Babson name, substantially similar to but differing in some respects from the name protection provisions in the Current Investment Counsel Agreement.

Currently, as long as J&B, or any successor in interest, continues as investment manager to the Trust and retains David L. Babson as sub-adviser, the Trust has the exclusive license to use the Babson name in its name and David L. Babson is not permitted to use the Babson name as part of another mutual fund's name (except that David L. Babson can and does also share the exclusive license with other Babson Funds).

Under the New Investment Counsel Agreement, the Trust continues to have the exclusive license to use the Babson name. However, as in the Current Investment Counsel Agreement, in the event that shareholders, the Board, or J&B, or its successor in interest, elects to terminate David L. Babson as sub-adviser to the Trust, David L. Babson has the right to withdraw the right of the Trust to use the Babson name and the Trust is no longer authorized to use the Babson name.

In the event that David L. Babson resigns as sub-adviser to the Trust, the Trust may only continue to use the Babson name for a year. In addition, David L. Babson would not be restricted from using the name for another SEC-registered mutual fund after two years (the Current Investment Counsel Agreement has a similar provision but it is for five years, not two).

The New Investment  Counsel Agreement  contains a new provision that gives David
L. Babson the right to withdraw the right of the Trust to use the Babson name and mandates that the Trust promptly cease using the Babson name in the event that shareholders, the Board, or J&B, or its successor in interest, and/or management of the Trust elects to:

(1) terminate David L. Babson as sub-adviser to any of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc., or

(2) remove the Babson name from the name of any of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc.

Since the same provision is proposed for approval by shareholders of all of the Babson Funds, the effect of the provision described above, therefore, is that if David L. Babson is terminated from Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc., or if the Babson name is removed from the name of any one of these three Funds, then David L. Babson has the right to withdraw the use of the name from all Babson Funds, including the Trust.

This description of the New Investment Counsel Agreement is qualified in its entirety by reference to the form of the New Investment Counsel Agreement attached to this Proxy Statement as Exhibit E.

RECOMMENDATION OF THE BOARD OF TRUSTEES

At meetings of the Board of Trustees held on May 30, 2002 and October 9, 2002, the Board considered the approval of the New Investment Counsel Agreement. The Board, including all of the Independent Trustees of the Board, unanimously approved, subject to shareholder approval, the New Investment Counsel Agreement. The approval of the New Investment Counsel Agreement is conditioned upon the Closing of the J&B Transaction. If the J&B Transaction is not closed, the Current Investment Counsel Agreement will continue to stay in place.

In reaching this conclusion, the Board obtained such information as it deemed reasonably necessary to approve David L. Babson as investment counsel for the Trust. The Independent Trustees, prior to approving the New Investment Counsel Agreement, met informally with members of the management of J&B and with each other to hold discussions concerning the approval of the New Investment Counsel Agreement, as well as discussing the issues extensively with their counsel. In addition, at the October 9, 2002 Board Meeting, a representative of RBC Dain who had been involved in the negotiations with respect to the New Investment Counsel Agreement, made a presentation to the Board and answered Trustees' questions concerning the New Investment Counsel Agreement. The Independent Trustees evaluated all positive and negative aspects of the New Investment Counsel Agreement. The Independent Trustees recognized the value of the Babson name but determined that, although the Trust had less protection with respect to its right to the Babson name in the New Investment Counsel Agreement than in the Current Investment Counsel Agreement, the anticipated overall benefits to the Trust of the purchase of J&B by RBC Dain outweighed this negative aspect. Namely the Board acknowledged the potential benefits that the Trust may realize in the future after the Closing. These included, among others, the extensive distribution capabilities of RBC Dain, RBC Dain's interest in growing its U.S. operations and the potential resulting growth of assets of the Trust, as well as the other factors which the Board had previously considered in its approval of the New Investment Advisory Agreement.

APPROVAL OF AGREEMENT

The Investment Counsel Agreement must be approved separately for each Portfolio by shareholders of that Portfolio. Approval of an Investment Counsel Agreement for a Portfolio is contingent upon approval of the New Investment Advisory Agreement by the shareholders of that Portfolio. If the New Investment Advisory Agreement and the New Investment Counsel Agreement are approved by the shareholders for a Portfolio, then the Agreements will become effective for that Portfolio concurrently at the time of Closing. If shareholders of a Portfolio should fail to approve either the New Investment Advisory Agreement or the New Investment Counsel Agreement, the Board of Trustees of the Trust will meet to consider appropriate action.

REQUIRED VOTE. Passage of Proposal 4 as to each Portfolio requires a vote of the "majority of the outstanding voting securities" of the applicable Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Portfolio entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

RECOMMENDATION OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO APPROVE THE NEW INVESTMENT COUNSEL AGREEMENT FOR THEIR PORTFOLIO.



                                 PROPOSAL NO. 5

                                 Other Business

The Trustees do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of the Trust's shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the best interests of shareholders.


                             ADDITIONAL INFORMATION

Management of the Trust. Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as the Trust's investment manager, principal underwriter and administrator.

Quorum and Required Vote. Under the Trust's Amended and Restated By-Laws, a majority of a Trust's outstanding shares, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. With respect to Proposal 2, abstentions and broker non-votes will be treated as votes present but not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Special Meeting have been approved. With respect to Proposals 1, 3 and 4, abstentions and broker non-votes will have the effect of a vote against the Proposals. With respect to adjournments, abstentions and broker non-votes will have the effect of a vote against an adjournment.

The votes required to approve any proposal are as follows. The approval of the Reorganization (Proposal 1) requires the vote of an outright majority (more than 50%) of the Trust's outstanding shares. For election of Trustees (Proposal 2), a nominee will only be elected upon receiving the vote of a majority of the shares present, in person or by proxy, at the Special Meeting, provided a quorum is present. The approval of the New Investment Advisory Agreement and the approval of the New Investment Counsel Agreement for a Portfolio (Proposals 3 and 4), require a vote of the "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares.

Additional  Voting  Information.  Shares  entitled  to be voted  at the  Special
Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date. All shares of a Portfolio will vote together as a single class on each proposal affecting that Portfolio and shareholders are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the shares represented by it that you still hold will be voted as you have instructed. If you sign, date and return the Proxy Ballot but give no voting instructions, your shares will be voted "FOR" the approval of the Agreement and Plan of Reorganization; "FOR" each of the Trustees named in the Proxy Statement; "FOR" the approval of the New Investment Advisory Agreement; "FOR" the approval of the New Investment Counsel Agreement; and to "GRANT" discretionary authority to the persons named in the Proxy Ballot as to any other matters that properly may come before the Special Meeting and at any adjournments thereof.

At any meeting of shareholders, any holder of Shares entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Trustees, individuals have been designated to serve as proxies at the Special Meeting.

Solicitation of Proxies. The principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone and personal contact through D.F. King & Co., Inc. ("D.F. King") or its agents as well as through Trustees, officers and regular employees of management. J&B engaged D.F. King, an independent proxy solicitation firm, to assist in soliciting proxies. It is anticipated that D.F. King will be paid approximately $111,000 by J&B for its services with respect to the Trust and several other mutual funds related to J&B, which are subject to similar proxy statements as the Trust. The contractual arrangement between J&B and D.F. King includes a flat fee plus per use fees for outbound and inbound telephone calls, votes made by telephone and other expenses, like postage. The fees that J&B will pay may fall to as low as $63,000, depending upon how many outbound telephone calls D.F. King makes.

You may be reminded to vote your shares by phone, and your vote will be recorded over the phone if you choose to vote in that manner. With respect to votes recorded over the phone, the Trust will use procedures designed to authenticate shareholder identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked. Internet voting will also be available. Please see the voting card for information regarding how to vote by phone or the Internet.

The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying Proxy card, and all other costs in connection with the solicitation of proxies will be paid for by J&B. J&B reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

Record Date Information. The Record Date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on January 17, 2003. As of the Record Date, the following numbers of shares were outstanding for each
Portfolio:



------------------------------------------------------------ --------------------------------------------------------

    Portfolio Name                                                             Outstanding Shares
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Portfolio S                                                                     3,298,405.075
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Portfolio L                                                                    57,326,700.662
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------



Principal Shareholders. To the knowledge of the Trust's management, as of the Record Date the entities shown in the chart below held beneficially or of record more than 5% of a Portfolio's outstanding shares. Unless otherwise indicated, each such owner has sole investment and voting power (or shares this power with a spouse) with respect to the shares owned. In addition, to the knowledge of management, as of the Record Date, no Trustee (or Trustee nominee) of the Trust owned 1% or more of the outstanding shares of a Portfolio, and the officers, Trustees and nominees for Trustee owned, as a group, less than 1% of the Portfolio's outstanding shares.



--------------------------------------------- ----------------------- -----------------------------------------------

Name                                            Ownership Interest                     Portfolio
--------------------------------------------- ----------------------- -----------------------------------------------
Charles Schwab & Co., Inc.                             21.1%                        Portfolio S
101 Montgomery Street                                  7.8%                         Portfolio L
San Francisco, CA 94104-4122

------------------------------------------------------------ --------------------------------------------------------
National Financial Services Corp.                     9.3%                         Portfolio S
P.O. Box 3908
Church Street Station
New York, NY 10008-3908
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------


Shareholder Proposals. The Trust is not required to, and does not hold regular shareholder meetings. Shareholders desiring to submit proposals for this Special Meeting must submit them in writing to the Secretary of the Trust no later than 30 days prior to the Special Meeting. Any shareholder desiring to submit a proposal less than 30 days prior to the Special Meeting may do so orally at the Special Meeting. Proxies will be authorized to exercise their discretion to vote "AGAINST" any shareholder proposals that are raised at this Special Meeting, if management of the Trust or J&B objects to such proposal(s). Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Whether or not you expect to attend the shareholder meeting, please complete, date and sign the Proxy Ballot and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).

                                    By Order of the Board of Trustees


                                    Martin A. Cramer
                                    Secretary



February 14, 2003
Kansas City, Missouri



                      AGREEMENT AND PLAN OF REORGANIZATION



This Agreement and Plan of Reorganization (the "Agreement") is made this ___ day of __________________, 2003 by and between D. L. Babson Bond Trust, a common law trust under the laws of Missouri (the Missouri Trust"), and D. L. Babson Bond Trust, a statutory trust created under the laws of the State of Delaware (the "Delaware Trust").

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agrees as follows:

1. Plan of Reorganization.

(a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Missouri Trust will convey, transfer and deliver to the Delaware Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the then existing assets of each of its two series of shares to be conveyed, transferred and delivered to the corresponding two series of the Delaware Trust. In consideration thereof, the Delaware Trust agrees at the Closing (1) to assume and pay, to the extent that they exist on or after the Closing Date of the Reorganization (as defined in Section 2 hereof), all of the Missouri Trust's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to each series of the Missouri Trust to become the obligations and liabilities of the corresponding series of the Delaware Trust denominated as Portfolio L and Portfolio S (hereinafter individually and collectively referred to as "Series of the Delaware Trust") equal in number to the number of full and fractional shares of beneficial interest, with no par value, of respectively, the Missouri Trust's two separate series (hereinafter individually and collectively referred to as "Series of the Missouri Trust") bearing substantially the same names as the Series of the Delaware Trust outstanding immediately prior to the Closing Date of the Reorganization. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

(b) The Delaware Trust will effect such delivery by establishing an open account for each shareholder of each Series of the Missouri Trust and by crediting to such account, the exact number of full and fractional shares of each Series of the Delaware Trust such shareholder held in the corresponding Series of the Missouri Trust on the Closing Date of the Reorganization. Fractional shares of each Series of the Delaware Trust will be carried to the third decimal place. On the Closing Date of the Reorganization, the net asset value per share of beneficial interest of each Series of the Delaware Trust shall be deemed to be the same as the net asset value per share of the corresponding Series of the Missouri Trust. On such date, each certificate representing shares of a Series of the Missouri Trust will represent the same number of shares of the corresponding Series of the Delaware Trust. Each shareholder of the Missouri Trust will have the right to exchange his (her) share certificates for share certificates of the corresponding Series of the Delaware Trust. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Series of the Delaware Trust to the shareholders of record, the shares of the Series of the Missouri Trust held by such shareholder shall be canceled.

(c) As soon as practicable after the Closing Date of the Reorganization, the Missouri Trust shall take all necessary steps under Missouri law to terminate the Missouri Trust.

2. Closing And Closing Date Of The Reorganization. The Closing, which will involve the transfer of the Missouri Trust's assets to the Delaware Trust, in exchange for the assumption by the Delaware Trust of the Missouri Trust's liabilities and the issuance of the Delaware Trust's shares to the Missouri trust, as described above, together with related acts necessary to consummate such transactions, shall occur either on (i) the business day immediately following the later of receipt of all necessary regulatory approvals or the final adjournment of the meeting of shareholders of the Missouri Trust at which this Agreement will be considered, or (ii) such later date as the parties may mutually agree (the "Closing Date of the Reorganization").

3. Conditions Precedent. The obligations of the Missouri Trust and the Delaware Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b) One or more post-effective amendments to the Missouri Trust's Registration Statement on Form N-lA under the Securities Act of 1933 and the Investment Company Act of 1940, containing (i) such amendments to such Registration Statement as are determined by the Trustees of the Missouri Trust to be necessary and appropriate as a result of the Agreement, and (ii) the adoption by the Delaware Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Missouri Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

(c) Confirmation shall have been received from the Commission or its Staff thereof that the Delaware Trust shall, effective upon or before the Closing Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

(d) Each party shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 (a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Missouri Trust, the Delaware Trust or shareholders of the Missouri Trust or the Delaware Trust;

(e) Each party shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, dated the Closing Date of the Reorganization, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization provided for herein, and the execution of this Agreement, has been duly authorized and approved by the Missouri Trust and the Delaware Trust and constitutes a legal, valid and binding agreement of each such party in accordance with its terms; (ii) the shares of the Delaware Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Delaware Trust; (iii) the Delaware Trust is duly organized and validly existing under the laws of the State of Delaware; and (iv) the Missouri Trust is duly organized and validly existing under the laws of Missouri.

(f) The shares of each Series of the Delaware Trust shall have been duly qualified for offering to the public in those states of the United States and jurisdictions in which they are presently qualified, so as to permit the transfers contemplated by this Agreement to be consummated;

(g) This Agreement and the reorganization contemplated hereby shall have been adopted and approved by an affirmative vote of at least a majority of all of the issued and outstanding shares of beneficial interest of the series of the Missouri Trust (meaning more than 50% of the issued outstanding shares of the Missouri Trust, with each Series of the Missouri Trust voting as a single class);

(h) The shareholders of the Missouri Trust shall have voted to direct the Missouri Trust to vote, and the Missouri Trust shall have voted, as sole shareholder of the Delaware Trust, to:

(1) Elect as Trustees of the Delaware Trust (the "Trustees") the following individuals: Edward S. Ritter, William H. Russell, H. David Rybolt, T. Geron Bell, Sandra J. Hale, Ronald James and Jay H. Wein;

(2) Select Ernst & Young, LLP as the independent auditors for the Delaware Trust for the fiscal year ending June 30, 2003;

(3) Approve a new investment advisory agreement between the Delaware Trust on behalf of each of its Series, and Jones & Babson, Inc.("Jones & Babson"), which is substantially identical to the investment advisory agreement approved at the May 30, 2002 Board meeting; and

(4) Approve a new investment  counsel agreement between Jones & Babson and David
L. Babson & Company Inc. relating to each of the Series of the Delaware Trust, which is substantially identical to the investment counsel agreement approved at the May 30, 2002 and October 9, 2002 Board meetings; and

(5) Alternatively, if the closing of the RBC transaction described in the proxy materials submitted to shareholders does not occur, then the shareholders of the Missouri Trust shall have voted to direct the Missouri Trust to vote, and the Missouri Trust shall have voted, as sole shareholder of the Delaware Trust, in favor of the current Trustees, auditors, investment management and investment counsel agreements.

(i) The Trustees of the Delaware Trust shall have taken the following action at a meeting duly called for such purposes:

(1) Approval of the Delaware Trust's Custodian Agreement;

(2) Selection of Ernst & Young, LLP as the Delaware Trust's independent auditors for the fiscal year ending June 30, 2003;

(3) Approval of a new investment advisory agreement between the Delaware Trust on behalf of each of its Series, and Jones & Babson, which is substantially identical to the investment advisory agreement approved at the May 30, 2002 Board meeting; and

(4) Approve a new investment  counsel agreement between Jones & Babson and David
L. Babson & Company Inc. relating to each of the Series of the Delaware Trust, which is substantially identical to the investment counsel agreement approved at the May 30, 2002 and October 9, 2002 Board meetings; and

5) Authorization of the issuance by the Delaware Trust, prior to the Closing Date of the Reorganization, of one share of each Series of the Delaware Trust, to the Missouri Trust in consideration for the payment of $10 per share for the purpose of enabling the Missouri Trust to vote on matters referred to in paragraph (h) of this Section 3;

(6) Submission of the matters referred to in paragraph (h) of this Section 3 to the Missouri Trust as sole shareholder of each Series of the Delaware Trust; and

(7) Authorization of the issuance by the Delaware Trust of shares of each Series of the Delaware Trust on the Closing Date of the Reorganization in exchange for the assets of each Series of the Missouri Trust pursuant to the terms and provisions of this Agreement.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Missouri Trust if, in the judgment of the Trustees, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Missouri Trust.

4. Termination. The Board of Trustees of the Missouri Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Missouri Trust, at any time prior to the Closing Date of the Reorganization if, in the judgment of the Trustees, the facts and circumstances make proceeding with the Agreement inadvisable.

5. Entire Agreement. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6. Further Assurances. The Missouri Trust and the Delaware Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8. Governing Law. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, D. L. Babson Bond Trust and D. L. Babson Bond Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by a Vice President and its seal to be affixed hereto and attested by its Secretary, all as of the day and year first above written.

D. L. Babson Bond Trust                          D. L. Babson Bond Trust
(a Missouri common law trust)                   (a Delaware statutory trust)


By:                                    By:
    ----------------------------           -------------------------------------




Attest:                                      Attest:



BY:                                     BY:
  ------------------------------           -------------------------------------
  ------------------------------           -------------------------------------




                       AGREEMENT AND DECLARATION OF TRUST

                                       of

                             D.L. Babson Bond Trust
                           a Delaware Statutory Trust

                                TABLE OF CONTENTS




                                                                                                               Page

ARTICLE I.  Name and Definitions..................................................................................2
         Section 1.  Name.........................................................................................2
                     ----
         Section 2.  Registered Agent and Registered Office; Principal Place of Business..........................2
                     -------------------------------------------------------------------
                  (a) Registered Agent and Registered Office......................................................2
                      --------------------------------------
                  (b) Principal Place of Business.................................................................2
                      ---------------------------
         Section 3.  Definitions..................................................................................2
                     -----------
                  (a) "1940 Act"..................................................................................2
                       --------
                  (b) "Affiliate".................................................................................2
                       ---------
                  (c) "Board of Trustees".........................................................................2
                       -----------------
                  (d) "By-Laws"...................................................................................2
                       -------
                  (e) "Certificate of Trust"......................................................................2
                       --------------------
                  (f)  "Code".....................................................................................2
                        ----
                  (g)  "Commission"...............................................................................2
                        ----------
                  (h)  "DSTA".....................................................................................3
                        ----
                  (i) "Declaration of Trust"......................................................................3
                       --------------------
                  (j) "General Liabilities".......................................................................3
                       -------------------
                  (k) "Interested Person".........................................................................3
                       -----------------
                  (l) "Investment Adviser" or "Adviser"...........................................................3
                       ------------------      -------
                  (m) "National Financial Emergency"..............................................................3
                       ----------------------------
                  (n) "Person"....................................................................................3
                       ------
                  (o) "Principal Underwriter".....................................................................3
                       ---------------------
                  (p) "Series"....................................................................................3
                       ------
                  (q) "Shares"....................................................................................3
                       ------
                  (r) "Shareholder"...............................................................................3
                       -----------
                  (s) "Trust".....................................................................................3
                       -----
                  (t) "Trust Property"............................................................................4
                       --------------
                  (u) "Trustee" or "Trustees".....................................................................4
                       -------      --------


ARTICLE II.  Purpose of Trust.....................................................................................4


ARTICLE III.  Shares..............................................................................................7
         Section 1.  Division of Beneficial Interest..............................................................7
                     -------------------------------
         Section 2.  Ownership of Shares..........................................................................9
                     -------------------
         Section 3.  Investments in the Trust.....................................................................9
                     ------------------------
         Section 4.  Status of Shares and Limitation of Personal Liability........................................9
                     -----------------------------------------------------
         Section 5.  Power of Board of Trustees to Change Provisions Relating to Shares..........................10
                     ------------------------------------------------------------------
         Section 6.  Establishment and Designation of Series.....................................................10
                     ---------------------------------------
                  (a) Assets Held with Respect to a Particular Series............................................11
                      -----------------------------------------------
                  (b) Liabilities Held with Respect to a Particular Series.......................................11
                      ----------------------------------------------------
                  (c) Dividends, Distributions, Redemptions and Repurchases......................................12
                      -----------------------------------------------------
                  (d) Voting.....................................................................................12
                      ------
                  (e) Equality...................................................................................13
                      --------
                  (f) Fractions..................................................................................13
                      ---------
                  (g) Exchange Privilege.........................................................................13
                      ------------------
                  (h) Combination of Series......................................................................13
                      ---------------------
                  (i) Elimination of Series......................................................................13
                      ---------------------
         Section 7.  Indemnification of Shareholders.............................................................13
                     -------------------------------


ARTICLE IV.  The Board of Trustees...............................................................................14
         Section 1.  Number, Election and Tenure.................................................................14
                     ---------------------------
         Section 2.  Effect of Death, Resignation, Removal, etc.  of a Trustee...................................14
                     ---------------------------------------------------------
         Section 3.  Powers......................................................................................15
                     ------
         Section 4.  Payment of Expenses by the Trust............................................................16
                     --------------------------------
         Section 5.  Payment of Expenses by Shareholders.........................................................16
                     -----------------------------------
         Section 6.  Ownership of Trust Property.................................................................17
                     ---------------------------
         Section 7.  Service Contracts...........................................................................17
                     -----------------


ARTICLE V.  Shareholders' Voting Powers and Meetings.............................................................18
         Section 1.  Voting Powers...............................................................................18
                     -------------
         Section 2.  Meetings....................................................................................19
                     --------
         Section 3.  Quorum and Required Vote....................................................................19
                     ------------------------
         Section 4.  Shareholder Action by Written Consent without a Meeting.....................................20
                     -------------------------------------------------------
         Section 5.  Record Dates................................................................................20
                     ------------
         Section 6.  Additional Provisions.......................................................................21
                     ---------------------


ARTICLE VI.  Net Asset Value, Distributions and Redemptions......................................................21
         Section 1.  Determination of Net Asset Value, Net Income and Distributions..............................21
                     --------------------------------------------------------------
         Section 2.  Redemptions at the Option of a Shareholder..................................................21
                     ------------------------------------------
         Section 3.  Redemptions at the Option of the Trust......................................................23
                     --------------------------------------


ARTICLE VII.  Compensation and Limitation of Liability of Officers and Trustees..................................23
         Section 1.  Compensation................................................................................23
                     ------------
         Section 2.  Indemnification and Limitation of Liability.................................................23
                     -------------------------------------------
         Section 3.  Officers and Trustees' Good Faith Action, Expert Advice, No Bond or Surety..................24
                     --------------------------------------------------------------------------
         Section 4.  Insurance...................................................................................24
                     ---------


ARTICLE VIII.  Miscellaneous.....................................................................................24
         Section 1.  Liability of Third Persons Dealing with Trustees............................................24
                     ------------------------------------------------
         Section 2.  Dissolution of Trust or Series..............................................................24
                     ------------------------------
         Section 3.  Merger and Consolidation; Conversion........................................................25
                     ------------------------------------
                  (a) Merger and Consolidation...................................................................25
                      ------------------------
                  (b) Conversion.................................................................................25
                      ----------
         Section 4.  Reorganization..............................................................................26
                     --------------
         Section 5.  Amendments..................................................................................26
                     ----------
         Section 6.  Filing of Copies, References, Headings......................................................27
                     --------------------------------------
         Section 7.  Applicable Law..............................................................................27
                     --------------
         Section 8.  Provisions in Conflict with Law or Regulations..............................................27
                     ----------------------------------------------
         Section 9.  Statutory Trust Only........................................................................28
                     --------------------
         Section 10. Use of the Names "D.L. Babson" and "Jones & Babson".........................................28
                     ---------------------------------------------------


                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                             D.L. BABSON BOND TRUST


AGREEMENT AND DECLARATION OF TRUST made this ___ day of _____, 2002, by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided. This Agreement and Declaration of Trust shall be effective upon the filing of the Certificate of Trust in the office of the Secretary of State of the State of Delaware.

                              W I T N E S S E T H:

WHEREAS this Trust has been formed to carry on the business of an investment company; and

WHEREAS this Trust is authorized to issue its shares of beneficial interest in separate Series, and to issue classes of Shares of any Series or divide Shares of any Series into two or more classes, all in accordance with the provisions hereinafter set forth; and

WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Delaware statutory trust in accordance with the provisions of the Delaware Statutory Trust Act (12 Del. C. ss.3801, et seq.), as from time to time amended and including any successor statute of similar import (the "DSTA"), and the provisions hereinafter set forth.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust and the Series created hereunder as hereinafter set forth.


                                   ARTICLE I.

                              Name and Definitions


Section 1. Name. This trust shall be known as "D.L. Babson Bond Trust" and the Trustees shall conduct the business of the Trust under that name, or any other name as they may from time to time determine.

Section 2. Registered Agent and Registered Office;  Principal Place of Business.
--------------------------------------------------------------------------------

(a)......Registered Agent and Registered Office. The name of the registered agent of the Trust and the address of the registered office of the Trust are as set forth on the Certificate of Trust.

(b)......Principal Place of Business. The principal place of business of the
Trust is BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108-3306 or such other location within or outside of the State of Delaware as the Board of Trustees may determine from time to time.

Section 3. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)......"1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as adopted or amended from time to time;

(b)......"Affiliate" shall have the meaning given to it in Section 2(a)(3) of the 1940 Act when used with reference to a specified Person.

(c)......"Board of Trustees" shall mean the governing body of the Trust, which is comprised of the Trustees of the Trust;

(d)......"By-Laws" shall mean the By-Laws of the Trust, as amended from time to time in accordance with Article X of the By-Laws, and incorporated herein by reference;

(e)......"Certificate of Trust" shall mean the certificate of trust filed with the Office of the Secretary of State of the State of Delaware as required under the DSTA to form the Trust;

(f)......"Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder;

(g)......"Commission" shall have the meaning given it in Section 2(a)(7) of the
1940 Act;

(h)......"DSTA" shall mean the Delaware Statutory Trust Act, (12 Del. C.ss.3801, et seq.), as amended from time to time;

(i)......"Declaration of Trust" shall mean this Agreement and Declaration of
Trust, as amended or restated from time to time;

(j)......"General Liabilities" shall have the meaning given it in Article III,
Section 6(b) of this Declaration Trust;

(k)......"Interested Person" shall have the meaning given it in Section 2(a)(19)
of the 1940 Act;

(l)......"Investment Adviser" or "Adviser" shall mean a party furnishing services to the Trust pursuant to any contract described in Article IV, Section 7(a) hereof;

(m)......"National Financial Emergency" shall mean the whole or any part of any period set forth in Section 22(e) of the 1940 Act. The Board of Trustees may, in its discretion, declare that the suspension relating to a national financial emergency shall terminate, as the case may be, on the first business day on which the New York Stock Exchange shall have reopened or the period specified in
Section 22(e) of the 1940 Act shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Board of Trustees shall be conclusive);

(n)......"Person" shall include a natural person, partnership, limited partnership, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity;

(o)......"Principal Underwriter" shall have the meaning given to it in Section
2(a)(29) of the 1940 Act;


(p)......"Series" shall refer to each Series of Shares established and designated under or in accordance with the provisions of Article III and shall mean an entity such as that described in Section 18(f)(2) of the 1940 Act, and subject to Rule 18f-2 thereunder;

(q)......"Shares" shall mean the outstanding shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time, and shall include fractional and whole shares;

(r)......"Shareholder" shall mean a record owner of Shares;


(s)......"Trust" shall refer to the Delaware statutory trust established by this
Declaration of Trust, as amended from time to time;

(t)......"Trust Property" shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or one or more of any Series, including, without limitation, the rights referenced in Article VIII, Section 2 hereof;

(u)......"Trustee" or "Trustees" shall refer to each signatory to this
Declaration of Trust as a trustee, so long as such signatory continues in office in accordance with the terms hereof, and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in their capacity as Trustees hereunder.

                                   ARTICLE II.

                                Purpose of Trust


The purpose of the Trust is to conduct, operate and carry on the business of a registered management investment company registered under the 1940 Act through one or more Series investing primarily in securities and, in addition to any authority given by law, to exercise all of the powers and to do any and all of the things as fully and to the same extent as any private corporation organized for profit under the general corporation law of the State of Delaware, now or hereafter in force, including, without limitation, the following powers:

(a)......To invest and reinvest cash, to hold cash uninvested,  and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, mortgage, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities or property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, preferred stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, to change the investments of the assets of the Trust;

(b)......To exercise any and all rights, powers and privileges with reference to or incident to ownership or interest, use and enjoyment of any of such securities and other instruments or property of every kind and description, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, lend, transfer, mortgage, hypothecate, lease, pledge or write options with respect to or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities and other instruments or property, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities and other instruments or property;

(c)......To sell, exchange, lend, pledge, mortgage,  hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series, subject to any requirements of the 1940 Act;

(d)......To  vote or give  assent,  or exercise  any rights of  ownership,  with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e)......To  exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

(f)......To  hold any security or property in a form not  indicating  that it is trust property, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise or to authorize the custodian or a subcustodian or a nominee or nominees to deposit the same in a securities depository, subject in each case to proper safeguards according to the usual practice of investment companies or any rules or regulations applicable thereto;

(g)......To  consent  to, or  participate  in, any plan for the  reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h)......To  join with other  security  holders in acting  through a  committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i)......To  compromise,  arbitrate  or otherwise  adjust  claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j)......To enter into joint ventures,  general or limited  partnerships and any other combinations or associations;

(k)......To  endorse or guarantee the payment of any notes or other  obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l)......To  purchase and pay for entirely out of Trust  Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser, Principal Underwriter, or independent contractor, to the fullest extent permitted by this Declaration of Trust, the By-laws and by applicable law; and

(m)......To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

(n)......To purchase or otherwise acquire, own, hold, sell, negotiate, exchange, assign, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy, property of all kinds.

(o)......To  buy,  sell,  mortgage,  encumber,  hold,  own,  exchange,  rent  or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

(p)......To  borrow or raise moneys for any of the purposes of the Trust, and to mortgage or pledge the whole or any part of the property and franchises of the Trust, real, personal, and mixed, tangible or intangible, and wheresoever situated.

(q)......To  enter into,  make and perform  contracts and  undertakings of every kind for any lawful purpose, without limit as to amount.

(r)......To issue, purchase, sell and transfer,  reacquire, hold, trade and deal in Shares, bonds, debentures and other securities, instruments or other property of the Trust, from time to time, to such extent as the Board of Trustees shall, consistent with the provisions of this Declaration of Trust, determine; and to repurchase, re-acquire and redeem, from time to time, its Shares or, if any, its bonds, debentures and other securities.

The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. Neither the Trust nor the Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

                                  ARTICLE III.

                                     Shares

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into Shares, all without par value. The number of Shares authorized hereunder is unlimited. The Board of Trustees may authorize the division of Shares into separate and distinct Series and the division of any Series into separate classes of Shares. The different Series and classes shall be established and designated, and the variations in the relative rights and preferences as between the different Series and classes shall be fixed and determined by the Board of Trustees without the requirement of Shareholder approval. If no separate Series or classes shall be established, the Shares shall have the rights and preferences provided for herein and in Article III,
Section 6 hereof to the extent relevant and not otherwise provided for herein, and all references to Series and classes shall be construed (as the context may require) to refer to the Trust. The fact that a Series shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all Shares of such Series are initially of a single class) shall not limit the authority of the Board of Trustees to establish and designate separate classes of said Series. The fact that a Series shall have more than one established and designated class, shall not limit the authority of the Board of Trustees to establish and designate additional classes of said Series, or to establish and designate separate classes of the previously established and designated classes.

The Board of Trustees shall have the power to issue Shares of the Trust, or any Series or class thereof, from time to time for such consideration (but not less than the net asset value thereof) and in such form as may be fixed from time to time pursuant to the direction of the Board of Trustees.

The Board of Trustees may hold as treasury shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust. The Board of Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series or class into one or more Series or classes that may be established and designated from time to time. Notwithstanding the foregoing, the Trust and any Series thereof may acquire, hold, sell and otherwise deal in, for purposes of investment or otherwise, the Shares of any other Series of the Trust or Shares of the Trust, and such Shares shall not be deemed treasury shares or cancelled.

Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof, and the Shareholders of any Series shall be entitled to receive dividends and distributions, when, if and as declared with respect thereto in the manner provided in Article IV, Section 3 hereof. No Share shall have any priority or preference over any other Share of the same Series or class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series or class made pursuant to Article VIII, Section 2 hereof. All dividends and distributions shall be made ratably among all Shareholders of a particular class of Series from the Trust Property held with respect to such Series according to the number of Shares of such class of such Series held of record by such Shareholders on the record date for any dividend or distribution. Shareholders shall have no preemptive or other right to subscribe to new or additional Shares or other securities issued by the Trust or any Series. The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series. Such division or combination may not materially change the proportionate beneficial interests of the Shares of that Series in the Trust Property held with respect to that Series or materially affect the rights of Shares of any other Series.

Any Trustee, officer or other agent of the Trust, and any organization in which any such Person is interested, may acquire, own, hold and dispose of Shares of the Trust to the same extent as if such Person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares from any such Person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of such Shares generally.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust kept by the Trust or by a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and class thereof that has been established and designated. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Board of Trustees may make such rules not inconsistent with the provisions of the 1940 Act as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series or class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series or class thereof and as to the number of Shares of each Series or class thereof held from time to time by each such Shareholder.

Section 3. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Board of Trustees may, from time to time, authorize. Each investment shall be credited to the individual Shareholder's account in the form of full and fractional Shares of the Trust, in such Series or class as the purchaser may select, at the net asset value per Share next determined for such Series or class after receipt of the investment; provided, however, that the Principal Underwriter may, pursuant to its agreement with the Trust, impose a sales charge upon investments in the Trust.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving to Shareholders only the rights provided in this Declaration of Trust and under applicable law. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the existence of the Trust shall not operate to dissolve the Trust or any Series, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees or any Series, but entitles such representative only to the rights of said deceased Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. All Shares when issued on the terms determined by the Board of Trustees shall be fully paid and nonassessable. As provided in the DSTA, Shareholders of the Trust shall be entitled to the same limitation of personal liability extended to stockholders of a private corporation organized for profit under the general corporation law of the State of Delaware.

Section 5. Power of Board of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Board of Trustees to amend this Declaration of Trust or the Certificate of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, or the Certificate of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in its sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders and that Shareholder approval is not otherwise required by the 1940 Act or other applicable law. If Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust which would adversely affect to a material degree the rights and preferences of the Shares of any Series or class already issued; provided, however, that in the event that the Board of Trustees determines that the Trust shall no longer be operated as an investment company in accordance with the provisions of the 1940 Act, the Board of Trustees may adopt such amendments to this Declaration of Trust to delete those terms the Board of Trustees identifies as being required by the 1940 Act.

Subject to the foregoing Paragraph, the Board of Trustees may amend the Declaration of Trust to amend any of the provisions set forth in paragraphs (a) through (i) of Section 6 of this Article III.

The Board of Trustees shall have the power, in its discretion, to make such elections as to the tax status of the Trust as may be permitted or required under the Code as presently in effect or as amended, without the vote of any Shareholder.

Section 6. Establishment and Designation of Series. The establishment and designation of any Series or class of Shares shall be effective upon the resolution by a majority of the then Board of Trustees, adopting a resolution which sets forth such establishment and designation and the relative rights and preferences of such Series or class. Each such resolution shall be incorporated herein by reference upon adoption.

Each Series shall be separate and distinct from any other Series and shall maintain separate and distinct records on the books of the Trust, and the assets and liabilities belonging to any such Series shall be held and accounted for separately from the assets and liabilities of the Trust or any other Series.

Shares of each Series or class established pursuant to this Section 6, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

(a)......Assets  Held with Respect to a  Particular  Series.  All  consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors with respect to that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Board of Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b)......Liabilities Held with Respect to a Particular Series. The assets of the
Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges and reserves attributable to that Series, and any liabilities, expenses, costs, charges and reserves of the Trust which are not readily identifiable as being held with respect to any particular Series (collectively "General Liabilities") shall be allocated and charged by the Board of Trustees to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as "liabilities held with respect to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look, and shall be required by contract to look exclusively, to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have impliedly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.

Subject to the right of the Board of Trustees in its discretion to allocate General Liabilities as provided herein, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series, whether such Series is now authorized and existing pursuant to this Declaration of Trust or is hereafter authorized and existing pursuant to this Declaration of Trust, shall be enforceable against the assets held with respect to that Series only, and not against the assets of any other Series or the Trust generally and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets held with respect to such Series. Notice of this limitation on liabilities between and among Series shall be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the DSTA, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the DSTA relating to limitations on liabilities between and among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series.

(c)......Dividends,  Distributions, Redemptions and Repurchases. Notwithstanding
any  other  provisions  of  this  Declaration  of  Trust,   including,   without
limitation, Article VI, no dividend or distribution including, without limitation, any distribution paid upon dissolution of the Trust or of any Series with respect to, nor any redemption or repurchase of, the Shares of any Series or class shall be effected by the Trust other than from the assets held with respect to such Series, nor, except as specifically provided in Section 7 of this Article III, shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series or the Trust generally except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Board of Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

(d)......Voting. All Shares of the Trust entitled to vote on a matter shall vote on the matter,  separately by Series and, if applicable,  by class,  subject to:
(1) where the 1940 Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series or classes, then all of the Trust's Shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all Series or classes, then only the Shareholders of such affected Series or classes shall be entitled to vote on the matter.

(e)......Equality. All Shares of each particular Series shall represent an equal proportionate undivided beneficial interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the rights and preferences with respect to separate classes of such Series).

(f)......Fractions. Any fractional Share of a Series shall carry proportionately all the rights and obligations of a whole Share of that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust or that Series.

(g)......Exchange  Privilege.  The Board of Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series in accordance with such requirements and procedures as may be established by the Board of Trustees, and in accordance with the 1940 Act and the rules and regulations thereunder.

(h)......Combination  of Series. The Board of Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series.

(i)......Elimination of Series. At any time that there are no Shares outstanding of any particular Series or class previously established and designated, the Board of Trustees may by resolution of a majority of the then Board of Trustees abolish that Series or class and rescind the establishment and designation thereof.

Section  7.  Indemnification  of  Shareholders.  If any  Shareholder  or  former
Shareholder shall be exposed to liability by reason of a claim or demand relating solely to his or her being or having been a Shareholder of the Trust (or by having been a Shareholder of a particular Series), and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of the applicable Series (as the case may be) against all loss and expense arising from such claim or demand; provided, however, there shall be no liability or obligation of the Trust (or any particular Series) arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares.


                                   ARTICLE IV.

                              The Board of Trustees

Section 1. Number, Election and Tenure. The number of Trustees constituting the Board of Trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove any Trustee with or without cause. The Shareholders may elect Trustees, including filling any vacancies in the Board of Trustees, at any meeting of Shareholders called by the Board of Trustees for that purpose. A meeting of Shareholders for the purpose of electing one or more Trustees may be called by the Board of Trustees or, to the extent provided by the 1940 Act and the rules and regulations thereunder, by the Shareholders. Shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Board of Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some later time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following any such event or any right to damages on account of such events or any actions taken in connection therewith following his or her resignation or removal.

Section 2. Effect of Death, Resignation, Removal, etc. of a Trustee. The death, declination, resignation, retirement, removal, declaration as bankrupt or incapacity of one or more Trustees, or of all of them, shall not operate to dissolve the Trust or any Series or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in this
Article IV, Section 1, the Trustee(s) in office, regardless of the number, shall have all the powers granted to the Board of Trustees and shall discharge all the duties imposed upon the Board of Trustees by this Declaration of Trust. In the event of the death, declination, resignation, retirement, removal, declaration as bankrupt or incapacity of all of the then Trustees, the Trust's Investment Adviser(s) is (are) empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.

Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility, including, without limitation, the power to engage in securities or other transactions of all kinds on behalf of the Trust. The Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that it may consider necessary or appropriate in connection with the administration of the Trust. The Trustees shall not be bound or limited by present or future laws or customs with regard to investment by trustees or fiduciaries, but shall have full authority and absolute power and control over the assets of the Trust and the business of the Trust to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, including such authority, power and control to do all acts and things as they, in their sole discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Trustees may: (1) adopt, amend and repeal By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust; (2) fill vacancies in or remove from their number in accordance with this Declaration of Trust or the By-Laws, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; (3) appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determine; (4) employ one or more custodians of the Trust Property and may authorize such custodians to employ subcustodians and to deposit all or any part of such Trust Property in a system or systems for the central handling of securities or with a Federal Reserve Bank; (5) retain a transfer agent, dividend disbursing agent, a shareholder servicing agent or administrative services agent, or all of them; (6) provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; (7) retain one or more Investment Adviser(s); (8) redeem, repurchase and transfer Shares pursuant to applicable law; (9) set record dates for the determination of Shareholders with respect to various matters, in the manner provided in Article V, Section 5 of this Declaration of Trust; (10) declare and pay dividends and distributions to Shareholders from the Trust Property; (11) establish from time to time, in accordance with the provisions of Article III, Section 6 hereof, any Series or class of Shares, each such Series to operate as a separate and distinct investment medium and with separately defined investment objectives and policies and distinct investment purposes; and (12) in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board of Trustees and to any agent or employee of the Trust or to any such custodian, transfer, dividend disbursing or shareholder servicing agent, Principal Underwriter or Investment Adviser. Any determination as to what is in the best interests of the Trust made by the Board of Trustees in good faith shall be conclusive.

In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office.

Any action required or permitted to be taken by the Board of Trustees, or a committee thereof, may be taken without a meeting if a majority of the members of the Board of Trustees, or committee thereof, as the case may be, shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a majority vote of the Board of Trustees, or committee thereof, as the case may be. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Trustees, or committee thereof, as the case may be.

The Trustees shall devote to the affairs of the Trust such time as may be necessary for the proper performance of their duties hereunder, but neither the Trustees nor the officers, directors, shareholders or partners of the Trustees, shall be expected to devote their full time to the performance of such duties. The Trustees, or any Affiliate shareholder, officer, director, partner or employee thereof, or any Person owning a legal or beneficial interest therein, may engage in or possess an interest in any other business or venture of any nature and description, independently or with or for the account of others.

Section 4. Payment of Expenses by the Trust. The Board of Trustees is authorized to pay or cause to be paid out of the principal or income of the Trust or any particular Series or class, or partly out of the principal and partly out of the income of the Trust or any particular Series or class, and to charge or allocate the same to, between or among such one or more of the Series or classes that may be established or designated pursuant to Article III, Section 6, as it deems fair, all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with the maintenance or operation of the Trust or a particular Series or class, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses, fees, charges, taxes and liabilities for the services of the Trust's officers, employees,
Investment Adviser, Principal Underwriter, auditors, counsel, custodian, sub-custodian (if any), transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses, fees, charges, taxes and liabilities as the Board of Trustees may deem necessary or proper to incur.

Section 5. Payment of Expenses by Shareholders. The Board of Trustees shall have the power, as frequently as it may determine, to cause each Shareholder of the Trust, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, dividend disbursing, shareholder servicing or similar agent, an amount fixed from time to time by the Board of Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends or distributions owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 6. Ownership of Trust Property. Legal title to all of the Trust Property shall at all times be considered to be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

Section 7. Service Contracts.

(a)......Subject  to such  requirements  and restrictions as may be set forth in the By-Laws and/or the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any corporation, trust, association or other organization, including any Affiliate; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, authority for the Investment Adviser or administrator to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust's or a particular Series' investments, or such other activities as may specifically be delegated to such party.

(b)......The  Board of  Trustees  may  also,  at any time and from time to time, contract with any corporation, trust, association or other organization, including any Affiliate, appointing it or them as the exclusive or nonexclusive distributor or Principal Underwriter for the Shares of the Trust or one or more of the Series or classes thereof or for other securities to be issued by the Trust, or appointing it or them to act as the custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent for the Trust or one or more of the Series or classes thereof.

(c)......The Board of Trustees is further  empowered,  at any time and from time to time, to contract with any Persons to provide such other services to the Trust or one or more of its Series, as the Board of Trustees determines to be in the best interests of the Trust or one or more of its Series.

(d)......The fact that:

(i) any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, Principal Underwriter, distributor, or Affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or Affiliate of any organization with which an Adviser's, management or administration contract, or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or Affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an Adviser's, management or administration contract or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, shareholder servicing or other type of service contract may have been or may hereafter be made also has an Adviser's, management or administration contract, or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided that the establishment of and performance under each such contract is permissible under the provisions of the 1940 Act.

(e) Every contract referred to in this Section 7 shall comply with such requirements and restrictions as may be set forth in the By-Laws, the 1940 Act or stipulated by resolution of the Board of Trustees; and any such contract may contain such other terms as the Board of Trustees may determine.


                                   ARTICLE V.

                    Shareholders' Voting Powers and Meetings

Section 1. Voting Powers. Subject to the provisions of Article III, Section 6(d), the Shareholders shall have power to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board of Trustees, as provided in Article IV, Section 1; (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable. The Shareholder of record (as of the record date established pursuant to Section 5 of this Article V) of each Share shall be entitled to one vote for each full Share, and a fractional vote for each fractional Share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter. Shares may be voted in person or by proxy.

Section 2. Meetings. Meetings of the Shareholders may be called by the Board of Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Board of Trustees from time to time for the purpose of taking action upon any other matter deemed by the Board of Trustees to be necessary or desirable.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares present in person or represented by proxy and entitled to vote at a Shareholders' meeting shall constitute a quorum at such meeting. When a separate vote by one or more Series or classes is required, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a Shareholders' meeting of such Series or class. Subject to the provisions of Article III, Section 6(d), Article VIII,
Section 4 and any other provision of this Declaration of Trust, the By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Shareholders' meeting at which a quorum is present shall be the act of the Shareholders; (2) Trustees shall be elected by a plurality of the votes cast at a Shareholders' meeting at which a quorum is present.

Section 4. Shareholder Action by Written Consent without a Meeting. Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder giving a written consent or the Shareholder's proxy holders or a transferee of the Shares or a personal representative of the Shareholder or its respective proxy-holder may revoke the consent by a writing received by the secretary of the Trust before written consents of the number of Shares required to authorize the proposed action have been filed with the secretary.

If the consents of all Shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such Shareholders shall not have been received, the secretary shall give prompt notice of the action taken without a meeting to such Shareholders. This notice shall be given in the manner specified in the By-Laws.

Section 5. Record Dates. For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty (180) days nor less than seven (7) days before the date of any such meeting.

If the Board of Trustees does not so fix a record date:

(a) The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days next preceding to the day on which the meeting is held.

(b) The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action or the seventy-fifth (75th) day before the date of such other action, whichever is later.

For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or classes.

Section 6. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes, meetings and related matters.


                                   ARTICLE VI.

                 Net Asset Value, Distributions and Redemptions

Section 1. Determination of Net Asset Value, Net Income and Distributions. Subject to Article III, Section 6 hereof, the Board of Trustees shall have the power to fix an initial offering price for the Shares of any Series or class thereof which shall yield to such Series or class not less than the net asset value thereof, at which price the Shares of such Series or class shall be offered initially for sale, and to determine from time to time thereafter the offering price which shall yield to such Series or class not less than the net asset value thereof from sales of the Shares of such Series or class; provided, however, that no Shares of a Series or class thereof shall be issued or sold for consideration which shall yield to such Series or class less than the net asset value of the Shares of such Series or class next determined after the receipt of the order (or at such other times set by the Board of Trustees), except in the case of Shares of such Series or class issued in payment of a dividend properly declared and payable.

Subject to Article III, Section 6 hereof, the Board of Trustees, in their absolute discretion, may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Board of Trustees such bases and time for determining the per Share or net asset value of the Shares of any Series or net income attributable to the Shares of any Series, or the declaration and payment of dividends and distributions on the Shares of any Series, as they may deem necessary or desirable.

Section 2. Redemptions at the Option of a Shareholder. Unless otherwise provided in the prospectus of the Trust relating to the Shares, as such prospectus may be amended from time to time ("Prospectus"):

(a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Board of Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, in accordance with the By-Laws and applicable law. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is received in proper form. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the Rules of the Commission during periods when trading on the Exchange is restricted or during any National Financial Emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Board of Trustees. If certificates have been issued to a Shareholder, any such request by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

(b) Payments for Shares so redeemed by the Trust shall be made in cash, except payment for such Shares may, at the option of the Board of Trustees, or such officer or officers as it may duly authorize in its complete discretion, be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Board of Trustees, or its delegate, shall have absolute discretion as to what security or securities of the Trust shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940 Act or the provisions of the Employee Retirement Income Security Act ("ERISA") shall receive cash. Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees and costs of disposition of such securities.

(c) Payment for Shares so redeemed by the Trust shall be made by the Trust as provided above within seven days after the date on which the redemption request is received in good order; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not necessarily occur within such seven day period. Moreover, redemptions may be suspended in the event of a National Financial Emergency. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

(d) The right of Shareholders to receive dividends or other distributions on Shares may be set forth in a Plan adopted by the Board of Trustees and amended from time to time pursuant to Rule 18f-3 of the 1940 Act. The right of any Shareholder of the Trust to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed by the Trust, except the right of such Shareholder to receive payment for such Shares, shall cease at the time as of which the purchase price of such Shares shall have been fixed, as provided above.

Section 3. Redemptions at the Option of the Trust. The Board of Trustees may, from time to time, without the vote or consent of the Shareholders, and subject to the 1940 Act, redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established by the Board of Trustees.


                                  ARTICLE VII.

                   Compensation and Limitation of Liability of
                              Officers and Trustees

Section  1.  Compensation.  Except  as set  forth in the last  sentence  of this
Section 1, the Board of Trustees may, from time to time, fix a reasonable amount of compensation to be paid by the Trust to the Trustees and officers of the Trust. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2. Indemnification and Limitation of Liability.

(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the DSTA, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or Trustee's performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

(b) Every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person's capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of this Section 2 of this Article VII.

Section 3. Officers and Trustees' Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. An officer or Trustee shall be liable to the Trust and to any Shareholder solely for such officer's or Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of such officer or Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The officers and Trustees may obtain the advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as officers or Trustees. No such officer or Trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice. The officers and Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4. Insurance. To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person's capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article.


                                  ARTICLE VIII.

                                  Miscellaneous

Section 1. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any actions made or to be made by the Trustees.

Section 2. Dissolution of Trust or Series. Unless dissolved as provided herein, the Trust shall have perpetual existence. The Trust may be dissolved at any time by vote of a majority of the Shares of the Trust entitled to vote or by the Board of Trustees by written notice to the Shareholders. Any Series may be dissolved at any time by vote of a majority of the Shares of that Series or by the Board of Trustees by written notice to the Shareholders of that Series.

Upon dissolution of the Trust (or a particular Series, as the case may be), the Trustees shall (in accordance with ss. 3808 of the DSTA) pay or make reasonable provision to pay all claims and obligations of each Series (or the particular Series, as the case may be), including all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust but for which the identity of the claimant is unknown. If there are sufficient assets held with respect to each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to each Series of the Trust (or the particular Series, as the case may be), such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to each Series of the Trust (or the particular Series, as the case may be) shall be distributed to the Shareholders of such Series, ratably according to the number of Shares of such Series held by the several Shareholders on the record date for such dissolution distribution.

Section 3. Merger and Consolidation; Conversion.

(a) Merger and Consolidation. Pursuant to an agreement of merger or consolidation, the Trust, or any one or more Series, may, by act of a majority of the Board of Trustees, merge or consolidate with or into one or more statutory trusts or other business entities formed or organized or existing under the laws of the State of Delaware or any other state or the United States or any foreign country or other foreign jurisdiction. Any such merger or consolidation shall not require the vote of the Shareholders affected thereby, unless such vote is required by the 1940 Act, or unless such merger or consolidation would result in an amendment of this Declaration of Trust which would otherwise require the approval of such Shareholders. In accordance with
Section 3815(f) of the DSTA, an agreement of merger or consolidation may affect any amendment to this Declaration of Trust or the By-Laws or affect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting statutory trust. Upon completion of the merger or consolidation, the Trustees shall file a certificate of merger or consolidation in accordance with Section 3810 of the DSTA.

(b) Conversion. A majority of the Board of Trustees may, without the vote or consent of the Shareholders, cause (i) the Trust to convert to a common-law trust, a general partnership, limited partnership or a limited liability company organized, formed or created under the laws of the State of Delaware as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 3 of this Article VIII, or
(iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; provided, however, that if required by the 1940 Act, no such statutory conversion, Share conversion or Share exchange shall be effective unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the "vote of a majority of the outstanding voting securities," as such phrase is defined in the 1940 Act, of the Trust or Series, as applicable; provided, further, that in all respects not governed by statute or applicable law, the Board of Trustees shall have the power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate statutory trust or trusts (or series thereof).

Section 4. Reorganization. A majority of the Board of Trustees may cause the Trust to sell, convey and transfer all or substantially all of the assets of the Trust, or all or substantially all of the assets associated with any one or more Series, to another trust, statutory trust, partnership, limited partnership, limited liability company, association or corporation organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another Series of the Trust, Shares of such other Series) with such transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with each Series the assets of which are so transferred, or (b) not being made subject to, or not with the assumption of, such liabilities; provided, however, that, if required by the 1940 Act, no assets associated with any particular Series shall be so sold, conveyed or transferred unless the terms of such transaction shall first have been approved at a meeting called for that purpose by the "vote of a majority of the outstanding voting securities," as such phrase is defined in the 1940 Act, of that Series. Following such sale, conveyance and transfer, the Board of Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities associated with and any other differences among the various Series the assets associated with which have so been sold, conveyed and transferred) ratably among the Shareholders of the Series the assets associated with which have been so sold, conveyed and transferred (giving due effect to the differences among the various classes within each such Series); and if all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved.


Section 5. Amendments. Subject to the provisions of the second paragraph of this
Section 5 of this Article VIII, this Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Board of Trustees and, if required, by approval of such amendment by Shareholders in accordance with Article V, Section 3 hereof. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval or upon such future date and time as may be stated therein. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

Notwithstanding the above, the Board of Trustees expressly reserves the right to amend or repeal any provisions contained in this Declaration of Trust or the Certificate of Trust, in accordance with the provisions of Section 5 of Article III hereof, and all rights, contractual and otherwise, conferred upon
Shareholders are granted subject to such reservation. The Board of Trustees further expressly reserves the right to amend or repeal any provision of the By-Laws pursuant to Article IX of the By-Laws.

Section 6. Filing of Copies, References, Headings. The original or a copy of this Declaration of Trust and of each restatement and/or amendment hereto shall be kept at the principal executive office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this Declaration of Trust and in any such restatements and/or amendments, references to this instrument, and all expressions of similar effect to "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the applicable provisions of the 1940 Act and the Code. The Trust shall be a Delaware statutory trust pursuant to the DSTA, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

Section 8. Provisions in Conflict with Law or Regulations.

(a) The provisions of this Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code, the DSTA, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of this Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

Section 9. Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the DSTA, and thereby to create the relationship of trustee and beneficial owners within the meaning of the DSTA between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general or limited partnership, limited liability company, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the DSTA. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 10. Use of the Names "D.L. Babson" and "Jones & Babson." The name "D.L. Babson" and "Jones & Babson" and all rights to the use of such names belong to Jones & Babson, Inc., the Manager of the Trust. Jones & Babson has consented to the use by the Trust of the identifying words "D.L. Babson" and "Jones & Babson" and has granted to the Trust a non-exclusive license to use such names as part of the name of the Trust and the name of any Series of Shares. In the event Jones & Babson, Inc. or an affiliate of Jones & Babson, Inc. is not appointed as Manager or ceases to be the Manager of the Trust or of any Series using such name, the non-exclusive license granted herein may be revoked by Jones & Babson, Inc. Upon receipt of such a written revocation from Jones & Babson, Inc. or any successor to its interests in such name, the Trustees agree to execute such amendment to the Trust's Certificate of Trust and this Declaration of Trust as may be required to effect a change in the name of Trust or any Series of Shares of the Trust, and the Trust promptly shall cease using the names "D.L. Babson" and "Jones & Babson" as part of its name or the name of any Series of Shares.

IN WITNESS WHEREOF, the Trustee named below does hereby make and enter into this Declaration of Trust as of the date first above written.





                                                   EXHIBIT C
                                                   CURRENT MANAGEMENT AGREEMENT


MANAGEMENT AGREEMENT

Between

JONES & BABSON, INC.

and

D. L. BABSON BOND TRUST

THIS AGREEMENT, made and entered into this 30th day of June, 1995, by and between D. L. BABSON BOND TRUST, (a Missouri trust, hereinafter referred to as the "Fund") and JONES & BABSON, INC. , a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified , management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Trustees of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and /or Trustees of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Trustees, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Trustees are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Declaration of Trust and By-Laws as follows:

a. Ninety five one-hundredths of one percent (95/100 of 1%) of the average total net assets of the Fund.

b. Should the Fund's normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Fund's shares are registered for sale, the Manager shall reimburse the Fund in the amount of the excess.

3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4. It is understood and agreed that the Trustees, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Trustees, and other personnel of the Manager are and may continue to be officers and Trustees of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

5. This Agreement shall become effective pursuant to its approval by the Fund's Board of Trustees and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Trustees of the Fund including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Trustees of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Trustees of the Manager and the Board of Trustees of the Fund.

7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its manager and DAVID L. BABSON & CO. INC., or any successor in interest, continues as an Investment Counsel to the manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Babson" so long as the Fund has the right to use it as a part of its name. However, nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another investment company managed by JONES & BABSON, INC. with DAVID L. BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and policies different from those of the Fund, to use in its name either the name "Babson" or "D. L. Babson" or "Babson (D. L.)" or "Jones & Babson" or any combination of these names. Should the Fund terminate either JONES & BABSON, INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or its successor, as its Investment Counsel, either JONES & BABSON, INC. or DAVID L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson, or JONES & BABSON, INC. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by DAVID L. BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L. BABSON & CO. INC., or its successor, by JONES & BABSON, INC. or its successor.

8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, DAVID L. BABSON & CO. INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.


D. L. BABSON BOND TRUST
By/s/Larry D. Armel
Larry D. Armel
President


ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary


JONES & BABSON, INC.
By/s/Larry D. Armel
Larry D. Armel

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary






                                                                       EXHIBIT D



                  FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into on __________, 2003 between D.L. BABSON BOND TRUST, a ________ Trust (the "Trust"), and JONES &
BABSON, INC., a Missouri corporation (the "Adviser").


                                    RECITALS

     WHEREAS, the Trust is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio; and

     WHEREAS, the Trust desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for each series of the Trust listed in Schedule A attached hereto, and to manage each of their assets.

     NOW, THEREFORE, the Trust and the Adviser do mutually agree and promise as follows:

         1.       EMPLOYMENT.

     (a) The Trust hereby appoints Adviser as investment adviser for each series of the Trust listed on Schedule A attached hereto (each, a "Portfolio" or, collectively, the "Portfolios"), and Adviser accepts such appointment. Subject to the supervision of the Trust's Board of Trustees and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of each Portfolio. The Adviser shall discharge the foregoing responsibilities subject to the control of the Trust's Board of Trustees and in compliance with such policies as the Board of Trustees may from time to time establish, and in compliance with the objectives, policies,  and  limitations  for each  Portfolio  set forth in such  Portfolio's prospectus(es) and statement of additional information, as amended or supplemented from time to time, and applicable laws and regulations. The Adviser shall (i) provide for use by the Trust, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pay the salaries and fees of all officers and trustees of the Trust who are "interested persons" of the Adviser as such term is defined in the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

     (b) The Adviser is authorized, with respect to any one or more Portfolios, to delegate any or all of its rights, duties and obligations under this Agreement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (the "SEC"), and if applicable, exemptive orders or similar relief granted by the SEC, upon receipt of approval of such sub-advisers by the Trust's Board of Trustees and by each affected Portfolio's shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief). The Adviser shall oversee the performance of any sub-adviser engaged hereunder. However, the Adviser shall not be accountable to the Trust or to any Portfolio for any loss or liability relating to specific investment decisions made solely by any sub-adviser.

     (c) The services of the Adviser to each Portfolio and the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement.

         2. ALLOCATION OF BROKERAGE.

     (a) The Adviser is authorized, subject to the supervision of the Trust's Board of Trustees and consistent with any policies and procedures the Board of Trustees may from time to time adopt, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Trust's statement of additional information.

     (b) Subject to the appropriate policies and procedures approved by the Trust's Board of Trustees, the Adviser may, on behalf of each Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Trust and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term. In addition, subject to seeking the most favorable price and best execution available, the Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Subject to seeking the most favorable price and execution, the Board of Trustees may cause the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment; or (ii) finance activities that are primarily intended to result in the sale of the Trust's shares.

     (c) When the Adviser deems the purchase or sale of a security to be in the best interest of one or more Portfolios as well as other of its clients, the Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each affected Portfolio and its other affected clients.

     3. EXPENSES. Each Portfolio will pay all its expenses and the Portfolio's allocable share of the Trust's expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by a Portfolio shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for trustees who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1(a) above or under any other agreement. Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time assume or reimburse any expense payable by a Portfolio pursuant to this Agreement.

     4. AUTHORITY OF ADVISER. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Trust or any Portfolio, have authority to act for or represent the Trust or any Portfolio in any way, form or manner. Any authority granted by the Trust on behalf of itself or any Portfolio to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Trustees of the Trust.

     5. COMPENSATION OF ADVISER. For the services to be furnished by the Adviser hereunder, each Portfolio listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee. The Advisory Fee shall be calculated by applying a daily rate, based on the annual percentage rates as set forth in Schedule B of the net asset value of the Portfolio determined and payable as of the close of business on each business day. Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.

     6. STANDARD OF CARE; INDEMNIFICATION.

     (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any of the Portfolios or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Portfolio or that any Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

     (b) The Adviser agrees to indemnify the Trust and each Portfolio with respect to any loss, liability, judgment, cost or penalty which the Trust or any Portfolio may directly or indirectly suffer or incur as a result of a material breach by the Adviser of its standard of care set forth in Paragraph 6(a). The Trust agrees to indemnify the Adviser with respect to any loss, liability, judgment, cost or penalty which the Adviser may directly or indirectly suffer or incur in any way arising out of the performance of its duties under this Agreement, except to the extent that such loss, liability, judgment, cost or penalty was a result of a material breach by the Adviser of its standard of care set forth in Paragraph 6(a).

     7. DURATION AND TERMINATION. The following shall apply with respect to the duration and termination of this Agreement:

     (a) This Agreement shall begin for each Portfolio as of the date this Agreement is first executed (provided that the Agreement is initially approved by the Trust's Board of Trustees and shareholder(s) as required by Section 15 of the 1940 Act) and shall continue in effect for two years. With respect to each Portfolio added by execution of an Addendum to Schedule A, the term of this Agreement for such Portfolio shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (i) such continuation shall be specifically approved at least annually by (A) either the Trust's Board of Trustees or a majority of a Portfolio's outstanding voting securities, and in either case (B) a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party other than as Trustees of the Trust (the "Independent Trustees"), cast in person at a meeting called for that purpose; and (ii) the Adviser shall not have notified a Portfolio in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Portfolio. Prior to voting on the renewal of this Agreement, the Trust's Board of Trustees may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Trust's Board of Trustees to evaluate the terms of this Agreement.

     (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by affirmative vote of a majority of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of that Portfolio, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). No assignment shall be deemed to result from any changes in the directors, officers or employees of the Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

     8. AMENDMENT. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each applicable Portfolio (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of such Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all Portfolios of the Trust.

     9. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of ________ and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of ________, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     11. USE OF THE ADVISER'S NAME. The Trust and each applicable Portfolio shall have the non-exclusive right to use the name [SPECIFY NAME, IF APPLICABLE] only so long as the Adviser serves as the investment adviser to the Trust and each Portfolio hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

                                      D.L. BABSON BOND TRUST


                                   By
                                      ---------------------------------------
                                      Name:
                                      Title:

                                      JONES & BABSON, INC.


                                   By
                                      ---------------------------------------
                                      Name:
                                     Title:


                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Trust currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

PORTFOLIO S


ATTEST:



D.L. BABSON BOND TRUST                   JONES & BABSON, INC.




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:




                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Trust currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

PORTFOLIO L


ATTEST:




D.L. BABSON BOND TRUST                  JONES & BABSON, INC.




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


PORTFOLIO S                                      .85% of average daily net
                                                 assets of the Portfolio







ATTEST:

D.L. BABSON BOND TRUST                   JONES & BABSON, INC.


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


PORTFOLIO L                                      .85% of average daily net
                                                 assets of the Portfolio





ATTEST:

D.L. BABSON BOND TRUST                   JONES & BABSON, INC.

By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:





                                                                    EXHIBIT E

                                           FORM OF PROPOSED NEW INVESTMENT
                                           COUNSEL AGREEMENT
                                           MARKED TO SHOW CHANGES FROM
                                           CURRENT INVESTMENT COUNSEL AGREEMENT:
                                           DELETIONS IN BRACKETS; ADDITIONS
                                           UNDERLINED



                          INVESTMENT COUNSEL AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                         DAVID L. BABSON & [CO.] COMPANY INC.
                                                 -------

     THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at [Three Crown Center, 2440 Pershing Road] the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108
---------------------------------------------------------------------
(the  "Manager"),  and  DAVID  L.  BABSON  & [CO.] COMPANY  INC.,  a
                                                   --------
Massachusetts corporation with its principal office at One Memorial Drive, Cambridge, Massachusetts 02142 (the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WITNESSETH:

     WHEREAS,  the Manager and ____________ FUND, INC. (the "Fund") were parties
     ---------------------------------------------------------------------------
to a Management  Agreement under which the Manager provided management services,
--------------------------------------------------------------------------------
including investment advisory services to the Fund; and
--------------------------------------------------------

     WHEREAS,  the Manager and Investment  Counsel were parties to an Investment
     ---------------------------------------------------------------------------
Counsel  Agreement  under which the  Investment  Counsel  provided the following
--------------------------------------------------------------------------------
services related to the management of the assets of the Fund:
-------------------------------------------------------------

     [WHEREAS, the Manager has entered into a Management Agreement with the ____ ____________ (Fund) of concurrent date to provide management services, including investment advisory services, the Manager desires the assistance of the Investment Counsel which can supply the following services:]


     Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of (i)
                                                                          ---
the Trustees of the Fund and [the Directors of JONES & BABSON, INC.]
(ii) the Manager;
-----------------
and

     WHEREAS,  following  a change  of  control  of the  Manager  and  resulting
     ---------------------------------------------------------------------------
termination  of the prior  Management  and Investment  Counsel  Agreements,  the
--------------------------------------------------------------------------------
parties hereto desire to enter into this new Investment  Counsel Agreement under
--------------------------------------------------------------------------------
which the  Investment  Counsel  will  continue  to  provide  the  aforementioned
--------------------------------------------------------------------------------
services relating to the management of the Fund's assets.
--------------------------------------------------------------------------------

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

     1. During the term of this Agreement, or any extension or extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

     2. As compensation, the Manager will pay Investment Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties in the amount of :
                                   -----------------

     ___________________________  of one  percent  (__/100 of 1%) of the average daily total net assets of the Fund.


     3. Provided this Agreement is approved by a majority of the outstanding
         -----------------------------------------------------------------------
voting  securities  of the Fund,  the Agreement  shall become  effective and run
-----------------------------------
concurrently with the [Management] Investment Advisory Agreement of the same
                                   -------------------
date between the Manager and the Fund, an executed copy of which shall be supplied [the] to Investment Counsel.
               --

     4. This Agreement shall continue for a period of two years from the date of
        ------------------------------------------------------------------------
its  initial effectiveness.[The last day of the initial period of this Agreement
----------------------------
shall coincide with the last day of the Management Agreement which shall be the 31st day of October, 1996.] Thereafter this Agreement may be renewed [in conjunction with the Management Agreement] for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940, as amended, (the "Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Trustees who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Trustees of the Fund to evaluate the terms of [the Management] this Agreement. This Agreement may be terminated at any time, without the
           ------------------------------------------------------------------
payment of any  penalty,  by the Board of Trustees or by the vote of a majority
--------------------------------------------------------------------------------
of the  outstanding  voting  securities  of the Fund,  or by the  Manager or the
--------------------------------------------------------------------------------
Investment  Counsel  upon sixty days  written  notice to the other  party.  This
--------------------------------------------------------------------------
Agreement will automatically terminate with the [Management] Investment Advisory
                                                             -------------------
Agreement without the payment of any penalty, upon sixty days written notice by the Fund to the Manager that the Board of Trustees or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the [Management] Investment Advisory
                                        ---------------------
Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the [Management] Investment Advisory
                                                ---------------------
Agreement unless such assignment is approved by the Trustees and the shareholders of the Fund as herein before provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances that are likely to result in a termination of the [Management] Investment Advisory Agreement. This Agreement may be
------------------             ----------------------
amended at any time by agreement of the parties,  provided that the  amendment
-------------------------------------------------------------------------------
shall be approved in the manner  required  by the Act.  For  purposes  of this
------------------------------------------------------------------------------
Agreement,  the terms "assignment" and "majority of the outstanding  voting
----------------------------------------------------------------------------
securities" shall have the meanings set forth in the Act.
---------------------------------------------------------

     5. It is understood and agreed that the services to be rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

     6. The Manager agrees that it will furnish currently to Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied.

     7. The Investment Counsel shall not be liable for any error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

8. [In compliance with the provisions of the Management Agreement between the Fund and JONES & BABSON, INC., Investment Counsel agrees with Manager that subject to the terms and conditions of this Paragraph 8, the Fund may use the name of "David L. Babson" (or any part thereof) as part of its name so long as JONES & BABSON, INC., or any successor in interest, continues as Manager and DAVID L. BABSON & CO. INC., or any successor in interest, continues as Investment Counsel. Should the Fund terminate either JONES & BABSON, INC., or its successor as Manager, or DAVID L. BABSON & CO. INC., or its successor as Investment Counsel, either JONES & BABSON, INC., or DAVID L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn. It is understood that the Fund has, in its Management Agreement with JONES & BABSON, INC., expressly agreed that it, its officers, directors and shareholders]

Investment Counsel agrees with Manager that, subject to the terms and conditions
--------------------------------------------------------------------------------
of Paragraphs 8 and 9 of this Agreement, the Fund has the exclusive right to use
--------------------------------------------------------------------------------
the names David L. Babson, D.L. Babson, Babson (D.L.) and Babson, (the "Babson
--------------------------------------------------------------------------------
Name") as part of the Fund's name so long as DAVID L. BABSON & COMPANY INC.,
--------------------------------------------------------------------------------
or any successor in interest, continues as Investment Counsel.  The term
--------------------------------------------------------------------------------
"exclusive right" of the Fund appearing  herein means that no other investment
--------------------------------------------------------------------------------
company (or series thereof) registered under the Act will be entitled to
--------------------------------------------------------------------------------
use the Babson Name as part of its name so long as the Fund has the right to use
--------------------------------------------------------------------------------
it as part of its name.  But nothing  herein shall prohibit DAVID L. BABSON
------------------------------------------------------------------------------
 & COMPANY INC. from granting to another investment  company,  which is managed
--------------------------------------------------------------------------------
by the Manager with DAVID L. BABSON & COMPANY INC. as its Investment Counsel
--------------------------------------------------------------------------------
and which has  investment  objectives  and policies  different from those of the
--------------------------------------------------------------------------------
Fund, the right to use the Babson Name in that fund's name.Should (i)the Fund or
--------------------------------------------------------------------------------
Manager  terminate DAVID L. BABSON & COMPANY INC., or its successor in interest,
--------------------------------------------------------------------------------
as Investment Counsel, (ii) DAVID L. BABSON & COMPANY  INC., or its successor in
--------------------------------------------------------------------------------
interest, be terminated as Investment Counsel to the Babson Value Fund, Inc.,
------------------------------------------------------------------------------
Babson Enterprise Fund, Inc. or Babson Enterprise Fund II, Inc. or (iii) the
--------------------------------------------------------------------------------
Babson Value Fund, Inc., Babson Enterprise Fund, Inc. or Babson Enterprise Fund
--------------------------------------------------------------------------------
II, Inc. cease using the Babson name as part of such funds' name, DAVID L.
--------------------------------------------------------------------------------
BABSON & COMPANY INC., or its successors in interest, may elect to notify the
--------------------------------------------------------------------------------
Fund in writing that permission  to use the Babson Name has been withdrawn for
--------------------------------------------------------------------------------
the Fund. If so notified, it is understood and agreed that JONES & BABSON, INC.,
--------------------------------------------------------------------------------
or its successor in interest, in its capacity as Manager will take all necessary
---------------------------
corporate action [and] to proceed expeditiously to change the name of the Fund
                       --
and not use any other name or take any action [which] that would indicate the
                                                      ----
Fund's continued association with DAVID L. BABSON & [CO.] COMPANY INC.
                                                          -------
If the use of the [name "David L. Babson" or any part thereof)] Babson Name
                                                                -----------
is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the

[name "David L. Babson" (or any part thereof)] Babson Name by DAVID L. BABSON
                                               ------------
& [CO.] COMPANY INC., or its successor in interest. [,or by JONES & BABSON, INC. or its successor in interest].

     9. Although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & [CO.] COMPANY INC., as a matter of
                                               --------
reasonable business necessity, continuing as Investment Counsel. Should such circumstances occur, DAVID L. BABSON & [CO.] COMPANY INC., or its successor
                                              --------
may elect to terminate its services, even though the Fund would want to continue to use the [name "David L. Babson" (or any part thereof)] Babson Name and
                                                          ------------
continue JONES & BABSON, INC.,  or its successor in interest,
                                                 ------------
as Manager with DAVID L. BABSON & [CO.] COMPANY
                                        --------
INC.,  or its  successor in interest,  as  Investment Counsel.  If such
                         -----------                            --------
termination  occurs, upon receipt of [such a] written notice [, the Fund, its
--------------------
officers, directors and shareholders, have agreed in the Management Agreement between the Fund and JONES & BABSON, INC., for the benefit of DAVID L. BABSON
& CO. INC., to]  from DAVID L. BABSON & COMPANY  INC., or its successor in
             -------------------------------------------------------------------
interest, it is understood and agreed that JONES & BABSON, INC.,or its successor
--------------------------------------------------------------------------------
in interest, in its capacity as Manager will take all necessary corporate action
-------------
[and] to proceed expeditiously to change the name of the Fund (but, if
      --
necessary,it may take up to one year from the effective date of [the termination of the Management Agreement)] such written withdrawal request), and the Fund will not use any other name or take any other action [which] that would indicate
                                                             ----
the Fund's continued association with DAVID L. BABSON & [CO.]  COMPANY INC.
                                                           -------
In consideration for this right, DAVID L. BABSON & [CO.] COMPANY INC. agrees
                                                         -------
that, should it so request the withdrawal of the [name "David L. Babson"
(or any part thereof)] Babson Name, it will not permit another investment
                       ------------
company[whether or not registered under the Investment Company Act of 1940, to use the name "David L. Babson" (or any part thereof) as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at a duly constituted meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "David L. Babson" (or any part thereof) from the use of the Fund, DAVID L. BABSON & CO. INC. agrees that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.](or series thereof) registered under the Act to use the Babson Name
--------------------------------------------------------------------------------
(except for those funds, managed by Jones & Babson, Inc. or its successor in
--------------------------------------------------------------------------------
interest, that retain the right to use the Babson Name under a separate
--------------------------------------------------------------------------------
Investment Counsel Agreement) as part of its name for a period of two
-------------------------------------------------------------------------------
years subsequent to the effective date of the written withdrawal request,
--------------------------------------------------------------------------------
unless this prohibition is waived or modified by the vote of a majority of the
--------------------------------------------------------------------------------
trustees of the Fund. For this right to withdraw  the Babson Name from the use
--------------------------------------------------------------------------------
of the Fund, DAVID L. BABSON & COMPANY INC. agrees that it will not compete with
--------------------------------------------------------------------------------
JONES & BABSON, INC., or its successor in interest, for the management of the
--------------------------------------------------------------------------------
Fund during said two-year period, unless this no-compete provision is waived by
-------------------------------------------------------------------------------
JONES & BABSON, INC., or its successor in interest.
---------------------------------------------------------------------------

     Each party hereby executes this Agreement as of the [30th day of June, 1995] _____ day of ____________, 2003, pursuant to the authority granted
            --------------------------------
by its Board of Trustees.


                                            DAVID L. BABSON & [CO.] COMPANY INC.
                                                                    -------


                                       By:
                                           -------------------------------------

ATTEST:




                                            JONES & BABSON, INC.


                                       By:
                                           -------------------------------------

ATTEST:




Accepted and Agreed by:



------------------------

[NAME OF FUND]
------------------------

By _________________________
-------------------------
Name:
-------------------------
Title:
-------------------------




                                          FEE SCHEDULE

                                    D.L. BABSON BOND TRUST



Twenty-five one-hundredths of one percent (25/100 of 1%) of the average daily total net assets of the Fund



[BABSON FUNDS LOGO]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY.....TODAY

This EzVote Consolidated Proxy covers all of your accounts registered to the same Social Security or Tax I.D. number at this address. You may vote all of these accounts on the consolidated ballot at the bottom of the page or you may cast a consolidated vote by phone or on the Internet using your EzVote Control Number. If you desire to vote each of your accounts separately, use the individual ballots on the reverse side of this card.

                                          VOTING HAS NEVER BEEN EASIER!

                                          VOTING ON THE INTERNET
Your EzVote Control Number is     -Read the Proxy Statement and have this card
    XXX XXX XXX XXX XX             at hand
                                  -Log on to www.proxyweb.com
                                             ----------------
                                  -Enter your EzVote Control Number and
                                   follow the on-screen instructions
                                  -Do not return this paper ballot

                                          VOTING BY PHONE
                                  -Read the Proxy Statement and have this card
                                   at hand
                                  -Call toll-free 1-888-221-0697
                                  -Enter your EzVote Control Number and
                                   follow the recorded instructions
                                  -Do not return this paper ballot


- ------------------------------------------------------------------------------
EzVote(SM)
CONSOLIDATED PROXY BALLOT     SPECIAL MEETING OF SHAREHOLDERS MARCH 3, 2003



[LABEL]




The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the D.L. Babson Bond Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 2:30 p.m., Central Time on March 3, 2003, upon such business as may properly be brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the D.L. Babson Bond Trust. IF THIS PROXY IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL PROPOSALS. If other business should properly come before the meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

The Board of Trustees recommends that you vote in favor of Proposals 1, 2, 3 AND 4.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.



                                     Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

- --------------------------------------------------------------------------------

                               CONSOLIDATED BALLOT


1.  To approve an Agreement and Plan of Reorganization under          FOR        AGAINST       ABSTAIN
    which the Trust, a Missouri common law trust (the
    "Missouri Trust"), will transfer substantially all                [   ]       [   ]         [   ]
    of its assets and liabilities to a newly created
    Delaware statutory trust called D.L. Babson Bond
    Trust (the "Delaware Trust"), in exchange for shares
    of the Delaware Trust to be distributed to the
    Missouri Trust's shareholders.

                                                                      FOR        WITHHOLD      FOR ALL
2.  ELECTION OF TRUSTEES                                              ALL          ALL          EXCEPT

     To elect seven Trustees to hold office until                     [   ]        [   ]        [   ]
     their successors are duly elected and qualified
     or until  their earlier resignation or removal:

    (01) T. Geron Bell,     (03) Ronald James,   (05) H. David Rybolt,
    (02) Sandra J. Hale,    (04) Jay H. Wein,    (06) William H. Russell,
                                                 (07) Edward S. Ritter



-------------------------------------------------------------------
INSTRUCTIONS:  To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s)
number(s) on the line above


                                                                      FOR       AGAINST        ABSTAIN
                                                                      ----      -------        --------
3.   To approve a New Investment Advisory Agreement                   [   ]       [   ]         [   ]
     between the Trust and Jones & Babson, Inc.

4.   To approve a New Investment Counsel Agreement                    [   ]       [   ]         [   ]
     between Jones & Babson, Inc. and David L.
     Babson & Company Inc. for each portfolio.

5.   To transact such other business as may properly come before the Special
     Meeting and any adjournments thereof.






Date: _________________________


You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                              ---------------------------------
                              Signature(s) (Please sign in box)




NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.



IF YOU HAVE VOTED THIS CONSOLIDATED BALLOT YOUR VOTING IS COMPLETED



                            INDIVIDUAL PROXY BALLOTS

IMPORTANT: USE THESE BALLOTS ONLY IF YOU WISH TO VOTE EACH FUND SEPARATELY

TRUSTEE NOMINEES:   (01) T. Geron Bell,  (03) Ronald James, (05) H. David Rybolt,
                    (02) Sandra J. Hale, (04) Jay H. Wein,  (06) William H. Russell and
                                                            (07) Edward S. Ritter



Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]


- --------------------------------
XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

                                                              FOR         AGAINST       ABSTAIN
1. To approve an Agreement and Plan of
    Reorganization under which the Trust,                    [   ]         [   ]         [   ]
    a Missouri common law trust (the "Missouri
    Trust"), will transfer substantially all
    of its assets and liabilities to a
    newly created Delaware statutory trust
    called D.L. Babson Bond Trust (the
    "Delaware Trust"), in exchange for
    shares of the Delaware Trust to be
    distributed to the Missouri Trust's
    shareholders;

                                                             FOR          WITHHOLD      FOR ALL
                                                             ALL             ALL        EXCEPT

2.  ELECTION OF TRUSTEES (REFER TO NOMINEES AT TOP OF PAGE)  [   ]         [   ]         [   ]


EXCEPT#_________________________
INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) number(s) on the line above





                                                             FOR          AGAINST        ABSTAIN

3.  To approve a New Investment Advisory
    Agreement between the Trust and Jones &                 [   ]           [   ]         [   ]
    Babson, Inc.

4.  To approve a New Investment Counsel
    Agreement between Jones & Babson, Inc.                  [   ]           [   ]         [   ]
    and David L. Babson & Company Inc. for
    each portfolio.

5.  To transact such other business as may properly come before the Special
    Meeting and any adjournments thereof.



- --------------------------------
XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

                                                              FOR         AGAINST       ABSTAIN
1. To approve an Agreement and Plan of
    Reorganization under which the Trust,                    [   ]         [   ]         [   ]
    a Missouri common law trust (the "Missouri
    Trust"), will transfer substantially all
    of its assets and liabilities to a
    newly created Delaware statutory trust
    called D.L. Babson Bond Trust (the
    "Delaware Trust"), in exchange for
    shares of the Delaware Trust to be
    distributed to the Missouri Trust's
    shareholders;

                                                             FOR          WITHHOLD      FOR ALL
                                                             ALL             ALL        EXCEPT

2.  ELECTION OF TRUSTEES (REFER TO NOMINEES AT TOP OF PAGE)  [  ]          [   ]         [   ]


EXCEPT#_________________________
INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) number(s) on the line above





Date: ________________



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.


                                     ---------------------------------
                                     Signature(s) (Please sign in box)